CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

                                                                   EXHIBIT 10.18











                           DEVELOPMENT, MANUFACTURING

                                       AND

                               MARKETING AGREEMENT


                                     BETWEEN

                          BAXTER HEALTHCARE CORPORATION

                                       AND

                                 STERITECH, INC.



                                  APRIL 1, 1996

                                TABLE OF CONTENTS


                                                                                                               PAGE
1.       BACKGROUND...............................................................................................1

2.       DEFINITION OF TERMS......................................................................................1

3.       COOPERATIVE DEVELOPMENT WORK.............................................................................8

         3.1      Period; Objective...............................................................................8

         3.2      Management Board................................................................................9

                  (a)      Constitution...........................................................................9

                  (b)      Project Committees.....................................................................9

                  (c)      Voting.................................................................................9

                  (d)      Disputes..............................................................................10

         3.3      Review Of Budget, Benchmarks; Approved Projects................................................10

                  (a)      The Red Cell Project..................................................................10

                  (b)      The Fresh Frozen Plasma Project.......................................................11

                  (c)      Other Projects........................................................................12

         3.4      Exchange Of Information........................................................................12

         3.5      Cost Sharing...................................................................................12

         3.6      Testing And Regulatory Expenses................................................................13

                  (a)      Testing Expenses......................................................................13

                  (b)      Regulatory Expenses...................................................................13

         3.7      Budget Contingencies...........................................................................14

                  (a)      Exceeding Initial Budget..............................................................14

                  (b)      Reconciliation .Of Expenditures.......................................................14

         3.8      Baxter Participation In 1996...................................................................14

4.       EQUITY PURCHASE.........................................................................................14

         4.1      Baxter Purchase Of Equity In Steritech.........................................................14

         4.2      Option To Purchase Equity In Steritech.........................................................19

         4.3      Standstill By Baxter...........................................................................20

5.       SUPPLY OF STERITECH COMPOUND AND SYSTEM MANUFACTURING...................................................22

         5.1      Steritech Responsibilities.....................................................................22

         5.2      Baxter Responsibilities........................................................................22

         5.3      Instrument Production..........................................................................22


[ *** ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY
BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE
COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS
AMENDED.

                                        i.

         5.4      System Specifications..........................................................................22

         5.5      Steritech Specifications.......................................................................22

         5.6      Source Of Supply...............................................................................22

         5.7      Failure Of Steritech To Meet Baxter Requirements...............................................22

         5.8      System Improvements............................................................................22

6.       MARKETING AND DISTRIBUTION RIGHTS: EXCLUSIVE DISTRIBUTION RIGHTS........................................23

         6.1      Commercialization..............................................................................23

         6.2      Meetings Concerning Marketing..................................................................23

         6.3      Reserved Right To Compete......................................................................23

         6.4      Competing Products.............................................................................23

         6.5      Commencement, Cessation Of Marketing...........................................................23

         6.6      Achievement Of Market Share....................................................................24

         6.7      Supply Of Baxter Goods.........................................................................24

         6.8      Requalification................................................................................24

         6.9      Management Board Access To And Review Of Marketing And Distribution Information................25

7.       REVENUE SHARING.........................................................................................25

         7.1      Revenue Sharing Payments.......................................................................25

         7.2      Baxter Sourcing Steritech Compounds............................................................25

         7.3      Steritech As Seller Of Systems.................................................................25

         7.4      Licensing......................................................................................26

         7.5      Distributor Sales..............................................................................26

8.       PATENTS, KNOW-HOW, LICENSE GRANTS.......................................................................26

         8.1      Steritech Sole Ownership.......................................................................26

         8.2      Baxter Sole Ownership..........................................................................26

         8.3      Joint Patents..................................................................................26

         8.4      License........................................................................................27

         8.5      Steritech Rights...............................................................................27

                  (a)      Decontaminated Products...............................................................27

                  (b)      Other.................................................................................27


[ *** ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY
BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE
COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS
AMENDED.

                                         ii.

         8.6      Cross-License..................................................................................28

         8.7      Excluded Products..............................................................................28

         8.8      Notice Of Sole Rights..........................................................................28

         8.9      Other Agreements...............................................................................28

         8.10     Regulatory Files...............................................................................28

         8.11     Rights Under Government-Sponsored Research.....................................................29

9.       PROSECUTION OF PATENT RIGHTS............................................................................29

         9.1      Steritech Patents..............................................................................29

         9.2      Baxter Patents.................................................................................29

         9.3      Joint Patents..................................................................................29

         9.4      Prior Art; Review And Comment..................................................................29

         9.5      Election Not to Pay Expenses...................................................................29

10.      TRADEMARKS..............................................................................................30

         10.1     Baxter Trademarks..............................................................................30

         10.2     Steritech Trademarks...........................................................................30

11.      CONFIDENTIAL INFORMATION................................................................................30

         11.1     Confidentiality Agreement......................................................................30

         11.2     Use Of Consultants.............................................................................30

12.      CESSATION OF COOPERATIVE DEVELOPMENT WORK...............................................................30

         12.1     Cessation......................................................................................30

         12.2     Cessation Payment..............................................................................31

13.      REPORTS.................................................................................................32

         13.1     Quarterly Sales Reports........................................................................32

         13.2     Cost Of Goods/Base Revenue.....................................................................32

14.      BOOKS AND RECORDS.......................................................................................32

         14.1     Records........................................................................................32

         14.2     Retention......................................................................................33

         14.3     Interest.......................................................................................33

15.      TERM....................................................................................................33

16.      BREACH..................................................................................................33


[ *** ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED
BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND
EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF
1934, AS AMENDED.

                                          iii.

         16.1     Material Breach................................................................................33

         16.2     Rights On Termination..........................................................................33

17.      REPRESENTATIONS AND INDEMNITIES.........................................................................34

         17.1     Steritech Representations......................................................................34

         17.2     Steritech Indemnification - Representations And Warranties.....................................34

         17.3     Steritech Indemnification - Products...........................................................34

         17.4     Insurance......................................................................................35

         17.5     Baxter Representations.........................................................................35

         17.6     Baxter Indemnification - Representations And Warranties........................................35

         17.7     Baxter Indemnification-Products................................................................35

         17.8     Baxter Insurance...............................................................................36

18.      INFRINGEMENT............................................................................................36

         18.1     Defense Of Third Party Infringement Suits......................................................36

         18.2     Third Party Patent Expenses....................................................................36

         18.3     Suits For Infringement By Others...............................................................36

19.      GENERAL.................................................................................................37

         19.1     Entire Agreement...............................................................................37

         19.2     Relationship Of Parties........................................................................37

         19.3     Senior Baxter Contact..........................................................................37

         19.4     Senior Steritech Contact.......................................................................37

         19.5     Severability...................................................................................37

         19.6     Force Majeure..................................................................................38

         19.7     Notices........................................................................................38

         19.8     Binding........................................................................................38

         19.9     Governing Law..................................................................................38

         19.10    Venue..........................................................................................39

         19.11    Disbursements..................................................................................39


[ *** ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.


                                   iv.

                      TABLE OF CONTENTS

         Schedule A             Red Cell Budget and Tasks

         Schedule B             FFP Budget and Tasks

         Schedule C             Phase II Platelet Interim Determination Criteria

         Schedule D             Plasma Derivatives Letter

         Schedule E             Confidentiality Agreement

         Schedule F             Baxter Participation 1996

         Schedule G             Stock Purchase Agreement


[ ***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.


                                    v.

               DEVELOPMENT, MANUFACTURING AND MARKETING AGREEMENT

         THIS AGREEMENT ("Agreement") between BAXTER HEALTHCARE CORPORATION, a Delaware corporation ("Baxter") with principal offices at One Baxter Parkway, Deerfield, I1llnois 60015, and STERITECH, INC., a California corporation ("Steritech") with principal offices at 2525 Stanwell Drive, Concord, California 94520, is effective as of the 1st day of April, 1996 ("Effective Date").

1.       BACKGROUND.

         1.1 Steritech has substantial knowledge and expertise in the area of inactivation of pathogens for the documentation of blood products. Baxter has substantial knowledge and expertise in the research, development, manufacture and distribution of healthcare products including those relating to the collection, preservation, processing, manipulation, storage and treatment of blood and blood components.

         1.2 The parties are interested in the development and commercialization of products-and/or systems which provide a customer with instrumentation, disposables and compounds for use in ex-vivo inactivation of pathogens for the decontamination of all human blood cells, Protein Preparations and human blood components intended for human use.

2.       DEFINITION OF TERMS.

         The words appearing in capitalized form throughout this Agreement shall have the meanings assigned to them in this Section 2.

         APPROVED DISTRIBUTOR means any company, other than a company (or any of its affiliates) that manufactures blood collection products or any distributor of blood collection products identified in a letter from Baxter to Steritech of even date with this Agreement. For the purposes of this definition, an "affiliate" of a company shall mean an entity controlling, controlled by, or under common control with such company. "Control" for the purposes of this definition shall mean fifty percent (50%) ownership.

         ALE has the-meaning set forth in that certain letter dated March 14, 1996 from Kathryn P. Wilke of Steritech to Joseph B. Barrett of Baxter.

         BASE REVENUE means for any Integrated Inactivation Set as of any measurement date the average net sales price (computed using the same adjustments as provided in paragraphs (a) and (b) of the definition of Net Sale) of a comparable set without an Inactivation Package ("Base Set") during the three full calendar months preceding such date, and in the case of each new Integrated Inactivation Set, during the three full months preceding the first sale of such Integrated Inactivation Set ("Initial Base Revenue"). Base Revenue shall be adjusted, with respect to the sales of each Integrated Inactivation Set in each quarter commencing with the first full calendar quarter after its first sale, to

                  (a) an amount equal to the avenge net sales price (computed using the same adjustments as provided in paragraphs (a) and (b) of the definition of Net Sales) of a comparable Base Set during three full calendar months preceding the first day of such calendar quarter, if


[ *** ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

                                   1.

there exists throughout such period a large blood collection market for such comparable Base Set, or

                  (b) if there does not exist throughout such period a large blood collection market for such Base Set, an amount equal to:

                           (w) which bears the same ratio to (x) the average Net Sales price for such Integrated Inactivation Set in such quarter as the ratio of (y) the Base Revenue for such Base Set during the most recent three full month period in which there continuously existed a large clinical market for such Base Set to (z) the average Net Sales price for such Integrated Inactivation Set during such three full month period (or shorter period since first sale of such Integrated Inactivation Set).

Baxter shall provide to Steritech information supporting such average net sales price within sixty (60) days after the last day of the first calendar quarter in which the first sale of each Integrated Inactivation Set occurs and sixty (60) days after the last day of each calendar quarter thereafter. For the purposes of this definition, a "large blood collection market" shall be deemed to exist for any Base Set in any three-month period if Baxter has sales of such Base Set into the blood collection (for transfusion) market of at least twenty-five percent (25%) of the number of units of such Base Set that were sold in the three-month period immediately preceding the first sale of the comparable Integrated Inactivation Set. Baxter shall provide to Steritech within sixty (60) days after the last day of each calendar quarter information for each such Base Set evidencing whether or not there exists a large clinical market.

         BASE SET has the meaning set forth in the definition of Base Revenue.

         BAXTER means Baxter Healthcare Corporation and its affiliates, including, but not limited to, divisions and subsidiaries, and also including its parent company, Baxter International Inc.. and its affiliates, including, but not limited to, divisions and subsidiaries. A company shall be considered an affiliate of Baxter if it is at least forty percent (40%) owned or controlled by Baxter Healthcare Corporation or Baxter International Inc.

         BAXTER KNOW-HOW means unpatented inventions, data, processes, compositions, techniques and other technical information proprietary to Baxter, which is solely owned by Baxter or which Baxter has the right to control the use of, relating to the Field and any Systems o including methods for manufacture or use of Systems or portion thereof.

         BAXTER LICENSED KNOW-HOW means all Baxter Know-How in existence as of the Effective Date or created or acquired during the term of the Cooperative Development Work.

         BAXTER LICENSED PATENTS means all Baxter Patents in existence as of the Effective Date of this Agreement, or claiming an invention conceived or discovery made, or which are acquired, during the term of the Cooperative Development Work.

         BAXTER NONCASH CONTRIBUTION shall be deemed to be [***] million for the Red Cell Project, [***] million for the FFP Project and such amount as the parties may agree for any other


[ *** ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

                                        2.

Project, PROVIDED that if the parties do not so agree, the Baxter Noncash Contribution for such Project shall be one-haft of the Initial Budget for the total Project, the amount of the Baxter Noncash Contribution in each case being subject to adjustment as provided herein.

         BAXTER PATENTS means all United States and foreign patent applications and patents that relate to the Field and have claims reading on a System or portion thereof or methods for manufacture or use thereof, owned by Baxter or licensed to Baxter with the right to sublicense and claiming an invention conceived solely by employees and/or agents and/or licensors of Baxter both prior to the Effective Date and during the term of this Agreement pursuant to the Cooperative Development Work, including any continuations, divisions, reissues, re-examinations and all foreign counterparts thereof.

         BULK FORM means Steritech Compounds which are not packaged in final form.

         COOPERATIVE DEVELOPMENT WORK means the Cooperative Development Work defined in Section 3.1 of this Agreement.

         COST OF GOODS means, for either party, such party's full cost of manufacturing or acquiring such items, in accordance with generally accepted accounting principles, consistently applied ("GAAP") and in accordance with Baxter's normal accounting policies, all consistently applied. Cost of Goods shall not include general corporate allocations or other allocations which are not directly related to manufacture of the item and shall not include amortization of development expenditures or expenses falling under the category designated by Baxter "other costs of sales" or similar category, however designated, unless otherwise agreed by the Management Board. Capital expenditures for facilities and/or equipment and capitalized manufacturing start-up costs will be amortized and included in Cost of Goods. In the event any item is acquired by a party from an affiliate of such party, "cost of manufacturing or acquiring" shall be deemed to mean such affiliate's cost of manufacturing or acquiring.

         COST OF GOODS/BASE REVENUE for Steritech means Steritech's Cost of Goods. For Baxter Cost of Goods/Base Revenue means:

                  (a) in the case in which the Inactivation Package is sold as a stand-alone item, Baxter's Cost of Goods, or

                  (b) in the case in which the Inactivation Package is sold as part of an Integrated Inactivation Set in any calendar year, the greater of (i) Baxter's Cost of Goods for the Integrated Inactivation Set PLUS a percentage of Baxter's Base Revenue equal to the percentage applied to Net Sales in such calendar year under the definition of Marketing and Administrative Expenses (for marketing and administration expenses associated with Base Revenue), or (ii) Baxter's Base Revenue PLUS Baxter's Cost of Goods for the Inactivation Package.

         DISTRIBUTOR PORTION means, for any Inactivation Package or Integrated Inactivation Set sold through a distributor, the amount by which Net Sales price therefrom exceeds the revenues from the sale of such items to the Distributor.

         EUROPE means any of the countries within the definition of Europe, as such term is defined in the Platelet Agreement.


[ *** ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

                                    3.

         EXCLUDED PRODUCT has the meaning provided in Section 8.7 of this Agreement

         FDA means the United States Food and Drug Administration.

         THE FIELD means the use of [***] in each case that are obtained from [***]. The Field includes [***] for [***]. The Field does not include, however, any [***] to make, enable, or improve the [***]. The preceding sentence is not intended, however, to exclude (a) the use of such [***] falling within the clauses (i), (ii) or (iii) above, or (b) the [***] falling within clauses (i),
(ii) or (iii) above, in which the [***]. (Steritech reserves all rights to [***] in which the intended use of the [***].) The Field also excludes [***].

         FINAL PROJECT TOTAL BUDGET means the total cost and expense of developing a System up to and including obtaining Regulatory Approval to market the System in the countries in which the Management Board determines that Regulatory Approval should be sought and any other items of cost or expense that this Agreement expressly requires to be included in Final Project Total Budget. In the event either party, to the extent permitted under Section 3.6(b) of this Agreement, elects not to share in the costs of Regulatory Approval of a Project in a particular country, the Final Project Total Budget shall be adjusted solely as to such country by adding to the overall Final Project Total Budget the amount of the incremental expenditures incurred by the party bearing the costs of Regulatory Approval in such country and such party's cash contribution to the Project solely as to such country will be increased by adding the amount of such expenditures to such party's overall cash contribution to the Project.

         INACTIVATION PACKAGE means the package containing the Steritech Compound as well as the delivery system (consisting of all disposables and compound removal device, if any, associated with a System).

         INITIAL BUDGET means the budget first approved by the Management Board for developing a particular Project to Regulatory Approval, which for the Initial Budget for the Red Cell Project means Regulatory Approval in the United States and Europe, and for the Initial Budget for the Fresh Frozen Plasma Project means Regulatory Approval in the United States.

         INSTRUMENT means an instrument or instruments to be developed or adapted under the Cooperative Development Work and may include associated data tracking systems.

         INTEGRATED INACTIVATION SET means an integrated set containing an Inactivation Package and other collection or storage items.

         JOINT PATENTS means all United States and foreign patent applications and patents claiming an invention conceived or discovery made jointly by employees and/or agents of both Steritech and Baxter, including any reissues, re-examinations and all foreign counterparts thereof. Ownership of an invention or discovery shall conclusively be considered "joint" when one or more employees or agents from Baxter and one or more employees or agents from Steritech must be indicated as co-inventors under United States patent laws .on a patent application for the invention.

         MANAGEMENT BOARD means the Management Board created pursuant to Section
3.2 hereof.


[ *** ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

                                     4.

         MARKET LAUNCH of a System in a given country is deemed to be the earlier of (1) the date of first commercial sale following Regulatory Approval for sale of the System in that particular country or (2) the ninetieth (90th) day following Regulatory Approval for commercial sale of that System in that country.

         MARKETING AND ADMINISTRATIVE EXPENSES for a party in any calendar year is that percentage of such party's Net Sales (minus Base Revenue in the case of sales of Integrated Inactivation Sets) for costs incurred in marketing, selling arid administering the Systems, established as follows:

             AGGREGATE NET SALES OF SUCH PARTY       PERCENTAGE APPLIED
                   IN SUCH CALENDAR YEAR            TO ALL NET SALES IN
                                                     SUCH CALENDAR YEAR
             ---------------------------------      -------------------
             Under [***]                                  [***]
             [***] up to [***]                            [***]
             [***] up to [***]                            [***]
             Over [***]                                   [***]

(All dollar mounts in this definition are expressed in U.S. dollars, convened from foreign currencies in accordance with Section 7.1 hereof). For the purpose of determining Premium for the first three quarterly Revenue Sharing Payments for any calendar year, the percentage used as set forth above to compute a party's Marketing and Administrative Expenses will be based on the party's BONA FIDE forecast of Net Sales in such calendar year used for its internal management purposes (which information will be provided to the Management Board). If actual aggregate annual Net Sales vary from such projections to an extent that would cause a change in the applicable percentage rate for such calendar year, such rust three quarterly Revenue Sharing Payments will be appropriately adjusted retroactively in the final Revenue Sharing Payment for such calendar year (i.e., the First Revenue Sharing Payment date in the following calendar year) and additional payments will be made to the receiving party, or amounts reimbursed from the receiving party, to yield the actual-Revenue Sharing Payment to which the receiving party is entitled based on the level of actual Net Sales in such calendar year.

         NET SALES means

                  (a) in the case of the Inactivation Package sold as a stand-alone item or as part of an Integrated Inactivation Set, the amount invoiced by Baxter for sales, leases, or licenses of the stand-alone Inactivation Package or Integrated Inactivation Set, less credits or allowances, if any, for rejections or returns, customary trade discounts actually given, less customs and duties paid; less separately invoiced and actually incurred taxes and other governmental charges that are imposed directly on or measured by the sale, transfer, transportation, delivery or use of an Inactivation Package; and less freight paid by Baxter on shipment from Baxter to end users.

                  (b) In the event any Inactivation Package or Integrated Inactivation Set is bundled (whether or not invoiced separately) and sold at a discount with other products for whatever reason, including a special promotional offer, or in the event of any transaction other than a BONA FIDE arms length transaction exclusively for money, or upon any use of such


[ *** ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.


                                      5.

Inactivation Package or Integrated Inactivation Set for purposes which do not result in customary sales revenue, such sale or other disposal or use shall be (unless the parties agree otherwise) deemed to constitute a sale at the then current average selling price for the Inactivation Package or Integrated Inactivation Set, as the case may be.

                  (c) In the case of sales by Baxter to a distributor, the Net Sales shall be computed on the distributor's invoice price to the ultimate purchaser or user. In the event that Baxter is not able to determine the price charged by a distributor to the ultimate purchaser or user, such price shall be the recommended price which Baxter, at the direction of the Management Board, recommends the distributor to charge to its end customers (which may vary from territory to territory).

                  (d) In the event Baxter, in accordance with policies established by the Management Board, supplies Instruments to end users without charge in return for an increased price of Inactivation Packages to such end users, Baxter may deduct from Net Sales received from such end users the depreciation of cost of such Instruments. In the event such Instruments are also used in connection with products supplied by Baxter other than the Inactivation Packages or Integrated Inactivation Sets developed under this Agreement, then the amount of such depreciation to be deducted in any quarter from Net Sales shall be limited to that portion of the depreciation reasonably allocable to the use of the Instruments in connection with Inactivation Packages and Integrated Inactivation Sets, in accordance with policies established by the Management Board.

                  (e) In the event that the ultimate purchaser or end user is assessed a charge on a per-inactivation or other usage basis, the amount of such charge shall be included in Net Sales.

                  (f) If the term "Net Sales" is used in reference to Systems sold by Steritech, the word "Baxter" in this definition shall be deemed to mean "Steritech".

         NONCASH CONTRIBUTION means the Baxter Noncash Contribution and/or the Steritech Noncash Contribution, as the context requires.

         PATENT ROYALTY PAYMENT means a patent royalty payment made to a third party for manufacture, use or sale of a System or portion thereof.

         PLATELET AGREEMENT means that certain Development, Manufacturing and Marketing Agreement between the parties dated as of December 10, 1993.

         PREMIUM means the Net Sales price of an Inactivation Package or Integrated Inactivation Set minus each Party's Cost of Goods/Base Revenue in the Inactivation Package or Integrated Inactivation Set, and minus Marketing and Administrative Expenses.

         PROJECT means the Cooperative Development Work performed by the Parties to develop, obtain Regulatory Approval of, and market a System for a specific application within the Field.

         PROTEIN PREPARATIONS shall mean all blood derived products in which the therapeutic component is a protein, such as coagulation factors.


[ *** ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.


                                      6.

         REGULATORY APPROVAL means (1) in the United States, approval from the FDA for marketing and promotion of the System, or (2) outside of the United States, an analogous order by a non-U.S. governmental agency which requires regulatory approval prior to marketing and promotion of a System in such non-U.S. country.

         REVENUE SHARING Formula means the relative percentage interest of Baxter and Steritech as set forth in Section 7 hereof.

         REVENUE SHARING PAYMENTS has the meaning set forth in Section 7.1 hereof.

         SPECIFICATIONS FOR STERITECH COMPOUND means the performance, quality and reliability requirements which the Project Committee and Management Board agree must be met by a Steritech Compound for such Steritech Compound to be acceptable for commercial implementation under Section 6. The Management Board shall prepare written specifications for Steritech Compound. Such specifications shall include a provision that Steritech Compound be made according to Good Manufacturing Practices in a facility licensed by the FDA or (if Steritech shall elect to manufacture Steritech Compound outside the United States) other applicable regulatory authority.

         STAND-ALONE OR STAND-ALONE, in reference to an Inactivation Package, means an Inactivation Package that is not integrated with other collection or storage items, and which may take the form, for example, of a bag and tube set that may be sterile docked, a syringe or ampule.

         STERITECH means Steritech, Inc., a company organized under the laws of California and its affiliates, including, but not limited to, divisions and subsidiaries. A company shall be considered an affiliate of Steritech if it is at least forty percent (40%) owned or controlled by Steritech.

         STERITECH COMPOUND(S) means any and all psoralen compounds and anchor linker effector ("ALE") compounds, developed by, licensed to, acquired by or otherwise commercially accessible to Steritech prior to the Effective Date or in the course of the Cooperative Development Work but does not include the psoralen compound that at this time is designated by Steritech as [***].

         STERITECH KNOW-HOW means unpatented inventions, data, processes, compositions, techniques and other technical information proprietary to Steritech, which is solely owned by Steritech or which Steritech has the right to control the use of, relating to the Field and the System, including methods for manufacture or use of Steritech Compounds and Systems or portions thereof.

         STERITECH LICENSED KNOW-HOW means all Steritech Know-How in existence as of the Effective Date or created or acquired during the term of the Cooperative Development Work.

         STERITECH LICENSED PATENTS means all Steritech Patents in existence as of the effective date of this Agreement, or claiming an invention conceived or discovery made, or which are acquired, during the term of the Cooperative Development Work.


[ *** ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.


                                      7.
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         STERITECH NONCASH CONTRIBUTION shall be deemed to be [***] million for the Red Cell Project, [***] million for the FFP Project and such amount as the parties may agree for any other Project, PROVIDED that if the parties do not so agree, the Steritech Noncash Contribution for such Project shall be one-haft of the Initial Budget for the total Project, the amount of the Steritech Noncash Contribution in each case being subject to adjustment as provided herein.

         STERITECH PATENTS means all United States and foreign patent applications and patents that relate to the Field and have claims reading on Steritech Compounds or compositions or formulations thereof, or otherwise reading on a System or portion thereof, or methods for manufacture or use of such System or Steritech Compound owned by or licensed to Steritech with the right to sublicense and claiming an invention conceived solely by employees and/or agents and/or licensors of Steritech both prior to the Effective Date and during the term of the Cooperative Development Work, including any continuations, divisions, reissues, re-examinations and all foreign counterparts thereof.

         SYSTEM(S) means a product developed pursuant to the Cooperative Development Work for use in the Field, incorporating one or more Steritech Compounds, an Instrument, if any, and associated computer software, and any disposables, delivery system or other components.

         SYSTEM IMPROVEMENTS means those improvements of commercial Systems approved by the Management Board. The Management Board shall approve and manage a budget for all System Improvements (System Improvement Costs).

         SYSTEM SPECIFICATIONS means the performance, cost, quality and reliability requirements as the Management Board agree must be met by a System in order for the System to be acceptable for marketing and distribution hereunder.

3.       COOPERATIVE DEVELOPMENT WORK.

         3.1 PERIOD; OBJECTIVE. From the Effective Date, Baxter and Steritech shall work together to develop and obtain Regulatory Approval for (the "Cooperative Development Work") and thereafter market Systems in the Field. The Management Board shall from time-to-time approve specific Projects for the Steritech Compounds within the Field.

         3.2      MANAGEMENT BOARD.

                  (a) CONSTITUTION. Steritech and Baxter will appoint a five (5) person Management Board consisting of two (2) senior executives designated by each company and one (1) independent member chosen by mutual agreement of the Parties. The purpose of the Management Board will be to facilitate the overall relationship of the parties under this Agreement and to manage the research, development and marketing of Projects within the Field. System Specifications recommended by the Parties shall not be deemed finalized until they are approved by the Management Board. The Management Board shall meet from time to time as appropriate, but no less frequently than four (4) times during each calendar year, alternating between the offices of the parties, unless the parties shall agree otherwise. The Management Board shall review and approve budgets, resource allocations, Projects undertaken within the Field, sales and marketing plans and expenditures.


[ *** ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.


                                      8.
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                  (b) PROJECT COMMITTEES. To assist the Management Board in its work, the Management Board may, from time-to-time, at its sole discretion, create project committees, including Management Board and non-Management Board members. A project committee shall only have that authority specifically granted to it by the Management Board. A project committee may be created to oversee a Project or a specific aspect or a Project. However, a project committee shall never have the authority to disperse funds or reimburse expenses.

                  (c) VOTING. All decisions of the Management Board shall be made by majority vote or written consent, with Baxter and Steritech each having one vote regardless of the number of representatives attending any meeting. The independent member shall vote on all deadlocks of the Management Board; however, the independent member shall not vote on matters pertaining to any dispute concerning the parties' legal obligations to each other for disbursement of funds or the reimbursement of expenses under any circumstances. In the event of a deadlock that may be broken by the independent member, either Baxter or Steritech may notify the other party and the independent member in writing of the existence of such deadlock and provide to each the specific resolution that such party proposes to be adopted by the Management Board. Each party will have thirty (30) days from such notice to present its position to the independent member, which shall include at least one meeting at which both parties and the independent member are present. Either Baxter, Steritech or the independent member may, by notice to the others, shorten such time period if such party believes that urgent action is required on the matter at issue. The independent member shall render his or her vote on such resolution as promptly as possible, and in no event later than twenty (20) days after such time period. In the event of a deadlock between the parties on a decision whether to discontinue Cooperative Development Work on a Project or to reduce funding for a Project, the independent member shall not break the deadlock and the Project will continue without reduction of funding level, subject to the right of either party to cease participation in such Project, as provided in Section 12 hereof. Any compensation of the independent member shall be by mutual agreement of the Parties and shall be subject to cost sharing. The independent member shall vote on all matters in a manner that in the good faith judgment of the independent member is in Baxter and Steritech's best interests as risk and revenue sharers under this Agreement (i.e. in the same manner that a corporate director would vote in the best interests of the shareholders of a corporation). Baxter and Steritech will indemnify and hold harmless the independent member against any claim arising from a decision made by the independent member, so long as such decision was made in good faith. The independent member may be removed and/or replaced by mutual written consent of Baxter and Steritech.

                  (d) DISPUTES. With regard to the disputes concerning the parties' legal obligations to each other for disbursement of funds or reimbursement of expenses, in the event of a deadlock of the Management Board on these particular issues, if they are unable to reach agreement Within thirty
(30) days of the onset of the deadlock, then the matter shall be finally settled by arbitration, to be held in Chicago, Illinois, in accordance with the Commercial Arbitration Rules of the American Arbitration Association ("AAA"). Any such dispute or controversy shall be arbitrated before one arbitrator, acceptable to both parties. If the parties are unable to agree on an arbitrator, one shall be selected in accordance with the rules of the AAA. The arbitrator's decision shall be final and binding upon the parties. The parties shall be entitled to full discovery in any such arbitration. Each party shall bear one half of the cost of such arbitration, unless the arbitrator otherwise allocates such costs. During the period of any


[ *** ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.


                                      9.
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arbitration, each party shall pay to the other party any amounts that are or become due and owing to such other party, other than amounts being contested in good faith in the arbitration.

In addition, in the event that there is a deadlock on any other issue within the authority of the Management Board as to which the independent member would be authorized to break the deadlock, and at that time there is not an independent member (or for any reason the independent member does not break such deadlock), either party may apply to the AAA to appoint an individual, in accordance with the rules of the AAA who will act in the capacity of independent member solely for the purpose of breaking such deadlock and resolving such issue. Prior to making such application, a party will provide to the other party ten (10) days' advance written notice of its intent to do so. During such ten (10) day period, the parties will use their good faith best efforts to resolve such issue in a meeting between the chief executive officer of Steritech and the highest ranking officer of Baxter Biotech or comparable successor division or entity, or failing such resolution, to agree upon appointment of an independent member. Each party will in all cases cooperate in providing the independent member such information as the independent member may request in considering any matter.

         3.3 REVIEW OF BUDGET, BENCHMARKS; APPROVED PROJECTS. The benchmarks, budget and timetable for all Projects will be reviewable by the Management Board from time-to-time during the Cooperative Development Work with the intent that the parties move expeditiously and effectively toward commercialization of any System.

                  (a) THE RED CELL PROJECT. The Initial Budget for one Project approved, as of the Effective Date of this Agreement, by the Management Board is the Red Cell Project, attached hereto as Schedule A. Each party shall perform the respective tasks set forth on Schedule A.

                           (i) All funding of the Red Cell Project shall be
provided by Steritech, until Regulatory Approval to commence Phase II clinical trials in the United States or Europe under the Platelet Agreement (the "Platelet Milestone"), except as provided in Subsection 3.3(a)(ii). Steritech will use reasonable commercial development efforts to conduct such program in 1996 in accordance with the budget for 1996 on Schedule A, including expenditure of the amounts called for in such budget for 1996. Upon achievement of the Platelet Milestone, Baxter shall participate in the Red Cell Project in accordance with this Agreement, including without limitation the obligation to share fifty percent (50%) of the costs and expenses of the Cooperative Development Work incurred on or after January 1, 1997, and to market and sell the Systems for Red Cells developed under this Agreement. Baxter shall pay to Steritech on the later of (a) the date of achievement of the Platelet Milestone, or (b) January 1, 1997, fifty percent (50%) of the amount (if any) expended by Steritech under the Project budget from January 1, 1997 to the date of payment, and shall also pay to Steritech on such date, and on the first day of each calendar year thereafter, the amount by which Steritech's budgeted expenditures under the then current Project budget for the then current calendar year (including amounts budgeted to be expended by Steritech on outside expenses) exceeds fifty percent (50%) of the budgeted expenditures for such period.

                           (ii) Notwithstanding Subsection 3(a)(i), in the event
that, for any reason, the Platelet Milestone is not achieved by September 30, 1997, then Baxter must provide notice of its commitment to participate ("Red Cell Commitment Notice") in the Red Cell Project,


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BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE
COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.


                                     10.
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and commence participation in accordance with the terms of this Agreement, by
October 31, 1997 or Baxter shall be deemed to have elected not to participate, and decontamination systems for Red Cells will thereafter be deemed to be an Excluded Product. Baxter shall pay to Steritech on the date of the Red Cell Commitment Notice, fifty percent (50%) of the amount expended by Steritech under the Project budget from January 1, 1997 to the date of payment, and shall also pay to Steritech on such date, and on the first day of each calendar year thereafter, the amount by which Steritech's budgeted expenditures under the then current budget for the remainder of then current calendar year exceeds Fifty percent (50%) of the budgeted expenditures for such period. The Commitment Notice shall evidence Baxter's obligation to participate in and share fifty percent (50%) of the cost of the Cooperative Development Work on the Red Cell Project from and after the date of such notice and to market and sell Systems for Red Cells developed under this Agreement. Steritech's obligation to proceed with such Cooperative Development Work will be contingent on the negotiation by Baxter and Steritech of a revision of the equity purchase schedule under Section 4 hereof to provide funding for Steritech to support such Cooperative Development Work. Nothing in this subsection should be construed as any expectation that achievement of the Platelet Milestone will be delayed.

                  (b) THE FRESH FROZEN PLASMA PROJECT. The Initial Budget for one project approved by the Management Board as of the Effective Date of this Agreement is the Fresh Frozen Plasma Project, attached hereto as Schedule B. Each Party shall perform the respective tasks set forth on Schedule B.

                           (i) All funding of the Fresh Frozen Plasma Project
shall be provided by Steritech, until Regulatory Approval to commence Phase II clinical trials in the United States or Europe under the Platelet Agreement (the "Platelet Milestone"), except as provided in Subsection 3.3(b)(ii). Steritech will use reasonable commercial development efforts to conduct such program in 1996 in accordance with the budget for 1996 on Schedule B, including expenditure of the amounts called for in such budget for 1996. Upon achievement of the Platelet Milestone, Baxter shall participate in the Fresh Frozen Plasma Project in accordance with this Agreement, including without limitation the obligation to share fifty percent (50%) of the costs and expenses of the Cooperative Development Work incurred on or after January 1, 1997, and to market and sell the Systems for Fresh Frozen Plasma developed under this Agreement. Baxter shall pay to Steritech on the later of (a) the date of achievement of the Platelet Milestone, or (b) (i) January 1, 1997, fifty percent (50%) of the amount (if any) expended by Steritech under the Project budget from January 1, 1997 to the date of payment, and shall also pay to Steritech on such date, and on the first day of each calendar year thereafter, the amount by which Steritech's budgeted expenditures under the then current Project budget for the then current calendar year (including amounts budgeted to be expended by Steritech on outside expenses) exceeds fifty percent (50%) of the budgeted expenditures for such period.

                           (ii) Notwithstanding Subsection 3(b)(i), in the event
that, for any reason, the Platelet Milestone is not achieved by September 30, 1997, then Baxter must provide notice of its commitment to participate ("FFP Commitment Notice") in the Fresh Frozen Plasma Project, and commence participation in accordance with the terms of this Agreement, by October 31, 1997 or Baxter shall be deemed to have elected not to participate, and decontamination systems for Fresh Frozen Plasma will thereafter be deemed to be an Excluded Product. Baxter shall pay to Steritech on the date of the FFP Commitment Notice, fifty percent (50%) of the


[ *** ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.


                                     11.
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amount expended by Steritech under the Project budget from January 1, 1997 to the date of payment, and shall also pay to Steritech on such date, and on the first day of each calendar year thereafter, the amount by which Steritech's budgeted expenditures under the then current budget for the remainder of then current calendar year exceeds fifty percent (50%) of the budgeted expenditures for such period. The Commitment Notice shall evidence Baxter's obligation to participate in and share fifty percent (50%) of the cost of the Cooperative Development Work on the Fresh Frozen Plasma Project from and after the date of such notice and to market and sell Systems for Fresh Frozen Plasma developed under this Agreement. Steritech's obligation to proceed with such Cooperative Development Work will be contingent on the negotiation by Baxter and Steritech of a revision of the equity purchase schedule under Section 4 hereof to provide funding for Steritech to support such Cooperative Development Work. Nothing in this subsection should be construed as any expectation that achievement of the Platelet Milestone will be delayed.

                  (c) OTHER PROJECTS. The budget for each other project shall be approved by the Management Board. Baxter shall pay to Steritech upon the approval of the Initial Budget for each such project, and upon each anniversary of the date thereof, the amount by which Steritech's budgeted expenditures under the then current budget for the succeeding twelve month period exceeds 50% of the total then budgeted expenditures for such period.

         3.4 EXCHANGE OF INFORMATION. During the term of the Cooperative Development Work, the parties shall exchange all material information developed pursuant to the Cooperative Development Work including the exchange of Baxter Know-How and information concerning Baxter Patents and Steritech Know-How and information concerning Steritech Patents relating to the Field. The exchange shall occur pursuant to Section 11. The Systems shall embody and use such Steritech Licensed Patents and Steritech Licensed Know-How and Baxter Licensed Patents and Baxter Licensed Know-How as shall be determined by the Management Board.

         3.5 COST SHARING. Except as otherwise provided in this Agreement, commencing January 1, 1997, Baxter will fund fifty percent (50%) and Steritech will fund fifty percent (50%) of the Cooperative Development Work with respect to each Project, and Steritech will fund one hundred percent (100%) of the cost of the Cooperative Development Work, as set forth in the Initial Budget, with respect to the Red Cell Project and the Fresh Frozen Plasma Project prior to that date. Funding shall include all costs and expenses incurred in connection with the Cooperative Development Work. These costs and expenses shall be shared equally for each Project, fifty percent (50%) paid by Baxter and fifty percent (50%) paid by Steritech. Cost and expenses shall include only those expenditures made in accordance with Project budgets approved by the Management Board related to, research, development, clinical trials, and Regulatory Approval and other expenses that this Agreement expressly provides shall be subject to cost sharing. In the event that the funding for the Cooperative Development Work for any project is not shared equally commencing January 1, 1997, then (except as otherwise provided in Section 12 or Section 16 hereof) the Revenue Sharing Formula in Section 7.1 for such Project shall be adjusted such that the percentage of Premium received by a party will equal the percentage contributed by such party to the sum of (a) the cash contributed to the Final Project Total Budget commencing January 1, 1997 (excluding carryovers of 1996 expenditures, as provided below in this Section), PLUS (b) Noncash Contribution to the Project. Nothing in this Section 3.5 shall be construed to imply that prior to achievement of the Platelet Milestone Baxter


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COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS
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                                     12.
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shall have any obligation to provide funds for Cooperative Development Work.
Capital expenditures for facilities and/or equipment and capitalized manufacturing start-up costs will not be included in costs and expenses shared. Steritech agrees to expend on the Red Cell Project and the Fresh Frozen Plasma Project the respective amounts set forth on Schedules C and D for 1996; PROVIDED that if such amounts cannot for any reason be spent in 1996, the unexpended amounts will be carried over and expended in 1997 (without reducing Steritech's obligations with respect to the 1997 budget).

                  (a) All expenses and costs incurred by the panics in connection with the Cooperative Development Work commencing January 1, 1997 shall be subject to cost sharing pursuant to Section 3.5. Each party shall maintain detailed records which accurately identify costs and expenses incurred and paid in connection with the Cooperative Development Work. for each specific Project. Each party Shall submit this information to the Management Board on the on the last business day of February for the period ending December 31, and on the last business day of August for the period ending June 30 (or such alternative dates as the Management Board may establish) along with an estimate of expenses to be incurred during the current six months. Expenses internally generated because tasks are performed by a party's own staff will be accounted for on a uniform average cost per full time equivalent basis.

                  (b) All costs with respect to participation on the Management Board during the Cooperative Development Work, including travel expenses for meetings and participation on the Management Board, shall be subject to cost sharing.

         3.6      TESTING AND REGULATORY EXPENSES.

                  (a) TESTING EXPENSES. All expenses incurred in connection with any testing whose primary function is marketing of the System, rather than developing the System or obtaining Regulatory Approval of the System, shall be borne solely by Baxter and shall not be considered expenses subject to cost sharing, unless the Management Board determines that such expenses should be considered part of the Cooperative Development Work.

                  (b) REGULATORY EXPENSES. The Management Board shall determine the countries in which Regulatory Approval will be sought and the timing of seeking such Regulatory Approval. All expenses incurred to obtain Regulatory Approval are expenses subject to cost sharing under Section 3.5 and shall be part of the Final Project Total Budget; PROVIDED, HOWEVER, that either party may, by notice given to the other party within thirty (30) days after such Management Board decision with respect to a particular country, elect to not share in the costs of Regulatory Approval in not more than five (5) countries outside of North America and Europe, which will result in an adjustment for each such country of Final Project Total Budget (as further provided in the definition of "Final Project Total Budget").

         3.7      BUDGET CONTINGENCIES.

                  (a) EXCEEDING INITIAL BUDGET. If the Management Board establishes a budget for a new Project, or determines that the budget for an approved Project within the Field must be increased over the previously established budget for the Project, then Baxter will fund fifty percent (50%) and Steritech will fund fifty percent (50%) of the new Project budget or of any


[ *** ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.


                                     13.
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increase in the previously approved budget. In the event of any new Project budget or budget increase, however, either party may, by written notice to the other party, elect to fund less than its full share (50%) of such new Project budget or budget increase. In such an event, the funding party may, by written notice to the non-funding party, elect to assume responsibility for the funding of such unfunded amount, in which event (except as otherwise provided in Section 12 and Section 16 hereof) the Revenue Sharing Formula in Section 7.1 for such Project will be adjusted such that the percentage of Premium to be received by a party will equal the percentage contributed by such party to the sum of (i) the cash contributed to Final Project Total Budget commencing January 1, 1997 (excluding 1996 carryovers as described in Section 3.5), PLUS (ii) total Noncash Contribution to the Project.

                  (b) RECONCILIATION .OF EXPENDITURES. Unless otherwise agreed, the Management Board shall reconcile actual cash outlays and expenses approved by the Management Board with respect to a Project on an annual basis such that costs have been incurred in the proportion of fifty percent (50%) by Baxter and fifty (50%) by Steritech, or such other ratio as is established pursuant to
Section 3.7(a). If they are not in such proportion, Steritech will make a cash payment to Baxter, or Baxter will make a cash payment to Steritech, in order to achieve such proportion. The payment shall be made in cash within thirty (30) days following the determination by the Management Board.

         3.8 BAXTER PARTICIPATION IN 1996. In calendar year 1996, Baxter will in good faith provide non-incremental Baxter resources at no cost to Steritech to support the program under the Cooperative Development Work. In addition, in such calendar year Baxter will use good faith efforts to supply other resources to Steritech at Steritech's request and at Steritech's expense from time to time on a reasonable time and materials basis to carry out the activities set forth on Schedule F. To the extent Baxter cannot supply such services with its existing resources, Baxter and Steritech will consult in good faith concerning Baxter's adding additional internal resources or using outside services to perform such activities.

4.       EQUITY PURCHASE.

         4.1 BAXTER PURCHASE OF EQUITY IN STERITECH. Baxter shall purchase equity in Steritech according to the following terms and schedule:

                  (a) Purchase six million dollars ($6,000,000.00 U.S.) of Series E Preferred Stock in Steritech at fifteen dollars and seventy-five cents ($15.75 U.S.) per share, Three Million Dollars ($3,000,000 U.S.) of which will be purchased on April 1, 1996 and Three Million Dollars ($3,000,000 U.S.) will be purchased on July 1, 1996.

                  (b) Purchase five million dollars ($5,000,000.00 U.S.) of Steritech equity upon approval to commence a Phase II study in the United States or Europe in the program under the Platelet Agreement ("Tranche 2 Milestone") consisting of Common Stock at a purchase price equal to open market PLUS twenty percent (20%) if Steritech is publicly traded at the time of such purchase, or if then privately held, Preferred Stock at the lesser of (i) twenty-five dollars and ten cents ($25.10 U.S.) per share or


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                                     14.
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                           (ii) fifty percent (50%) premium over last private
                           third-party financing round, PROVIDED THAT this clause (ii) shall apply only if there has been a third-party private financing round of at least five million dollars ($5,000,000) since the date of the last equity purchase by Baxter pursuant to this Section 3.11. Such purchase will be consummated and the purchase price paid not later than January 10, 1997, or within fifteen (15) business days after such Tranche 2 Milestone, if later. As used in this Section 4.1, "open market" means the average closing price of the Steritech stock, as reported in the Wall Street Journal, for the thirty (30) trading days (or lesser number of trading days that Steritech stock is publicly traded) prior to and including the trading day that is two (2) trading days prior to the date the purchase is consummated. A "trading day" is a day when the Steritech stock may be traded on the relevant exchange or over the counter.

                  (c) Either purchase five million dollars ($5,000,000.00 U.S.) of Steritech equity upon the completion of both Phase II Platelet Interim Determination and filing of an IND with the F.D.A. to begin a Phase I study under the Red Cell Project, or comparable filing in Europe under such Project (the "Tranche 3 Milestone") or, at Steritech's election, purchase two million dollars ($2,000,000 U.S.) of Steritech equity upon the completion of the Phase II Platelet Interim Determination ("Tranche 3a Milestone") and purchase three million dollars ($3,000,000 U.S.) upon the approval of an IND by the F.D.A. under the Red Cell Project or comparable approval in Europe under such Project ("Tranche 3b Milestone") consisting of Common Stock at a purchase price equal to open market price PLUS twenty percent (20%) if Steritech is publicly traded at the time of such purchase or, if then privately held, Preferred Stock at the lesser of (i) twenty-five dollars and ten cents ($25.10 U.S.) per share or (ii) fifty percent (50%) premium over last private third-party financing round PROVIDED THAT this clause (ii) shall apply only if there has been a third-party private financing round of at least five million dollars ($5,000,000) since the date of the last equity purchase by Baxter pursuant to this
                           Section 3.11. Such purchase will be consummated and the purchase price paid not later than January 10, 1998, or within fifteen (15) days after such Tranche 3 Milestone, Tranche 3a Milestone or Tranche 3b Milestone, as the case may be, if later. The purchase price stated in clause (i) above, however, shall be increased from $25.10 to twenty-seven dollars ($27.00 U.S.) if both the Tranche 3a Milestone and Tranche 3b Milestone are achieved by January 31, 1998. If a closing under this subparagraph 3(c) has previously occurred at the $25.10 price, the price Per share shall be retroactively increased to $27.00 and Baxter shall promptly make an additional payment to Steritech to yield an effective price of $27.00 per share on such purchase. For the purposes of this Section, the "Phase II Platelet Interim Determination" means a point in the Phase II clinical trials under the Platelet Agreement at which Baxter and Steritech determine that there is sufficient data to determine that such Phase II trials are likely to


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COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS
AMENDED.

                                       15.
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                           have a successful outcome pursuant to the criteria
                           set forth on Schedule C to this Agreement. The point in the Phase II trials at which such determination shall be made shall be included as part of the protocol agreed upon by Baxter and Steritech for the Phase II trials. Baxter and Steritech shall make such determination in good faith.

                  (d) Purchase five million dollars ($5,000,000.00 U.S.) of Steritech equity upon (i) the approval by the F.D.A. to commence a Phase II study in the United States or comparable approval in Europe under the Red Cell Project, and (ii) the approval of an NDA by the F.D.A. under the Platelet Agreement or comparable approval in Europe under such Agreement ("Tranche 4 Milestone") consisting of Common Stock at a purchase price equal to open market price PLUS twenty percent (20%) if Steritech is publicly traded, at the time of such purchase, or if then privately held, Preferred Stock at the lesser of (x) thirty-five dollars ($35.00 U.S.) per share or (y) fifty percent (50%) premium over last private third-party financing round PROVIDED THAT clause (y) shall apply only if there has been a third-party private financing round of at least five million dollars ($5,000,000) since the date of the last equity purchase by Baxter pursuant to this Section 3.11. Such purchase will be consummated and the purchase price paid no later than January 10, 1999, or within fifteen (15) days after such Tranche 4 Milestone, if later. The purchase price stated in clause (x) above, however, shall be increased from $35.00 to the following price per share if the events set forth in clause (ii) above has occurred in both the U.S. and Europe on or before the following dates:

                           DATE                           PRICE PER SHARE
                           January 31, 1999                   $40.00
                           June 30, 1999                      $38.00

                           or if the event set forth in clause (ii) above has occurred in Europe on or before the following date:

                           September 30, 1998                 $36.00

                           If a closing under this subparagraph 3(d) has previously occurred at the $35.00 price, the price per share shall be retroactively increased to the applicable price per share set forth in the above table, and Baxter shall promptly make an additional payment to Steritech to yield such applicable price per share on such purchase. Notwithstanding the foregoing, Steritech may, in its discretion, elect to refrain from selling equity to Baxter, or may elect to sell less than five million dollars ($5,000,000) of equity to Baxter, pursuant to this subsection (d). If, at the time the event set forth in clause (ii) above has occurred, Steritech has not yet achieved the event set forth in clause (i) above, then until completion of the full Tranche 4 Milestone, in the event that Steritech conducts a third-party


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COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS
AMENDED.

                                       16.
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                           equity financing round of at least five million
                           dollars ($5,000,000), then upon Steritech's written request, Baxter will purchase in such round nineteen and nine-tenths (19.9%) (but not exceeding $5,000,000 in purchase price) of the shares being sold in such round on the same terms and conditions as the other investors in such round. The dollar amount purchased by Baxter in such round will reduce the dollar amount required to be purchased under this subsection (d) upon achievement of the Tranche 4 Milestone.

                  (e)      The purchase prices set forth above in Subsections
                           (c), (d) and (e), excluding prices set by open market price, will be appropriately adjusted for stock splits, stock dividends and the like.

                  (f) The purchases of equity set forth above will be made in accordance with an agreement substantially in the form of the Preferred Stock Purchase Agreement in the form of Schedule G to this Agreement, with appropriate changes to reflect share price, class and series of stock being purchased and to make accurate representations and warranties as of the date of the subsequent equity purchases; such changes shall not affect the equity purchase and sale obligations hereunder. While it is anticipated that the parties will separately execute and deliver such Stock Purchase Agreements and associated documents for subsequent equity purchases, the obligation to purchase and sell equity as set forth in this Section are enforceable obligations upon the signing of this Agreement irrespective of whether there is a separate execution and delivery of such Stock Purchase Agreements and associated documents. It is understood that from and after the date of Steritech's initial public offering or other conversion of Steritech's outstanding Preferred Stock to Common Stock, the shares purchased hereunder will be shares of Steritech Common Stock. Prior to such time, the shares purchased hereunder will be shares of Steritech Preferred Stock. Steritech will use reasonable efforts to provide Baxter fifteen (15) days prior notice of the expected date of achievement of milestones under subparagraphs (b), (c) and (d).

                  (g) Notwithstanding Subsections (b), (c) and (d) above, in the event that any purchase of equity pursuant to such subsection would cause Baxter to own in excess of twenty and one-tenth percent (20.1%) of issued and outstanding capital stock of Steritech, Steritech may limit such purchase of equity by Baxter to a number of shares of capital stock that would cause Baxter to own not more than twenty and one-tenth percent (20.1%) of such issued and outstanding capital stock.

                  (h) Notwithstanding subsections (b), (c) and (d) above, in the event that any purchase pursuant to such subsection would cause Baxter to own in excess of nineteen and nine-tenths percent (19.9%) of issued and outstanding capital stock of Steritech, Baxter may limit such purchase of equity to a number of shares of capital stock that would cause Baxter to own not more


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COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS
AMENDED.

                                       17.
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                           than nineteen and nine-tenths percent (19.9%) of
                           the issued and outstanding capital stock of Steritech; PROVIDED that in each such instance, upon the written request of Steritech, Baxter shall pay to Steritech as a research and development payment an amount equal to the difference between five million dollars ($5,000,000 U.S.) and the dollar amount of capital stock being purchased. Such research and development payment will be made to Steritech on the date for consummation of purchase of such capital stock. Unless Steritech notifies Baxter, as set forth below, that Steritech elects to repay to Baxter the amount of such research and development payment, such research and development payment will be treated as if Baxter had made an additional contribution of cash to the Final Project Total Budget for the purposes of the fourth sentence of Section 3.5 (allocated among then ongoing Projects in proportion to the size of the then approved budget for each Project). (Such research and development payment shall not, however, change the actual approved budget for any Project nor Steritech's contribution thereto.) Steritech must notify Baxter in writing at the time of such research and development payment whether or not Steritech elects to repay to Baxter the amount of such research and development payment. If Steritech notifies Baxter that Steritech elects to repay such amount, Steritech will, if such amount is not earlier, repaid, pay to Baxter fifty percent (50%) of the Revenue Sharing Payments received by Steritech hereunder, until such amount is repaid. In the event that Baxter makes any such research and development payment to Steritech pursuant to this subsection
                           (h), Steritech will grant to Baxter a warrant to purchase capital stock of Steritech on the following terms: (i) the exercise price will be the price per share to Baxter established under subsection (b), (c) or (d) above (i.e., the subsection applicable to the then current Baxter equity purchase); (ii) the term of the warrant shall extend until two (2) years following market launch in the U.S. or Europe of the first product developed under the Platelet Agreement, but not to exceed seven (7) years from the date such research and development payment was made, subject to earlier termination in the event of merger or acquisition of Steritech; and (iii) the number of shares subject to the warrant shall be equal to ten percent (10%) times the amount of such research and development payment divided by such exercise price. The number of shares subject to the warrant will be appropriately adjusted from time to time for stock splits, stock dividends and the like. Repayment of the amount of the research and development payment will not terminate the warrant.

         4.2 OPTION TO PURCHASE EQUITY IN STERITECH. Steritech grants to Baxter the following options to purchase equity in Steritech according to the following terms and schedule:

                  (a) The Investors' Rights Agreement grants to Baxter the option to participate in other non-public sale of equity in Steritech by purchasing up to nineteen and nine tenths percent (19.9%) of the Equity Securities sold in such


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COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS
AMENDED.

                                       18.

                           offering, as such term is defined in and in accordance with the terms of the Investors' Rights Agreement; and

                  (b) Steritech agrees that in the event of an initial public offering of equity in Steritech, Baxter has the option of acquiring nineteen and nine-tenths percent (19.9%) of the shares offered to the public at the initial public offering price, net of underwriter discount. The terms and conditions of such a sale to Baxter shall be identical to those terms sold to the public at the initial public offering; PROVIDED that the shares will be subject the same to lock-up provisions agreed to by officers, directors and major shareholders. Such option shall be exercised as follows:

                           At such time as Steritech shall begin serious efforts toward undertaking its initial public offering, Steritech will so notify Baxter in writing. Steritech shall not have any liability arising from any notice or alleged failure to give timely notice under this Section, nor shall any dispute concerning such notice in any way limit or delay Steritech's ability to conduct its initial public offering or expend any rights of Baxter.

                           In order to guarantee its participation in the offering Baxter must provide notice to Steritech within fourteen (14) days prior to the- anticipated filing date of the registration statement for the initial public offering, stating the percentage of such offering, not exceeding nineteen and nine-tenths percent (19.9%), that Baxter will commit to buy (the "commitment notice") (Baxter may also specify a maximum dollar amount of shares it will purchase, which may reduce the percentage of the offering that Baxter would otherwise receive.) In the event that Baxter is unable to provide such commitment notice within such fourteen day period, but notifies Steritech within such period that it is strongly interested in participating in the offering, Steritech will make all reasonable efforts to include Baxter in the offering up to the limits specified above, PROVIDED that Steritech will not, in such regard, be obligated to take any action that would delay or otherwise interfere with the offering. In the event the offering is withdrawn, the above procedure will be reinstituted at the time Steritech elects to proceed with a new offering. In the event that the registration statement does not become effective within ninety (90) days after the date of filing of the registration statement, Baxter may by written notice give within seven (7) days thereafter, withdraw its commitment notice.

         4.3 STANDSTILL BY BAXTER. Baxter agrees that it will not at any time, nor will it permit any of its Affiliates to, without the prior written consent of Steritech:

                  (a) (i) acquire, directly or indirectly, by purchase or otherwise, of record or beneficially, other than by the transactions set forth in Sections 4.1 and 4.2 of this Agreement, any securities of Steritech or rights or options to acquire any securities from any holder of such securities if after such acquisition (and giving effect to the exercise of any such rights or options) Baxter and its Affiliates would own capital stock of Steritech having twenty and one-tenth


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COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS
AMENDED.

                                       19.

percent (20.1%) or more of the voting power of the outstanding capital stock of Steritech; PROVIDED, HOWEVER, that neither (1) the purchase of shares of Common Stock pursuant to Sections 4.1 or 4.2 of this Agreement or (2) subsequent reductions in the number of shares of outstanding capital stock of Steritech (or rights or options therefor) shall be deemed to have caused a violation of this Section 4.3(a);

                           (ii) To the extent Baxter and/or its Affiliates owns,
beneficially or of record, securities of Steritech constituting twenty and one-tenth percent (20.1%) or more of the voting power of the outstanding capital stock of Steritech and such securities include securities of Steritech other than those purchased pursuant to Sections 4.1 or 4.2, Baxter and/or its Affiliates shall be deemed to own "Prohibited Securities." Baxter agrees that neither it nor any of its ,Affiliates shall (and neither it nor any of its Affiliates shall be entitled to) vote any Prohibited Securities with respect to any matter subject to the vote or written consent of Steritech's stockholders (PROVIDED, HOWEVER, that the foregoing shall not be deemed to limit Steritech's remedies in the event that the excess securities were acquired in violation of this Section);

                           (iii) Baxter hereby covenants and agrees that it will
provide written notice to Steritech of any purchase, sale or other acquisition or disposition, on the open market or in private transactions, by Baxter or any of its Affiliates of any securities of Steritech (or if Baxter or such Affiliates shall direct any third party to take any such actions on behalf of Baxter or such Affiliates). Such notice shall be transmitted to Steritech by facsimile (with telephonic notice) within three (3) business days after any such transaction on the open market or within ten (10) business days after any such private transaction, and shall specify the person or entity effecting the transaction, the date of such transaction, the number of securities and the price per security with respect to such transaction;

                  (b) solicit proxies with respect to any securities of Steritech under any circumstances for change in the directors or management of Steritech or relating to merger or acquisition of the Company or deposit any securities of Steritech in a voting trust or subject them to a voting agreement or other agreement of similar effect (other than subjecting shares owned by Baxter to a revocable proxy);

                  (c) initiate, propose or otherwise solicit any stockholder for the approval of one or more stockholder proposals at any time, or induce or attempt to induce any other person to initiate any stockholder proposal for change in the directors or management of Steritech or relating to merger or acquisition of the Company; or

                  (d) take any action individually or jointly with any partnership, Limited partnership, syndicate, or other group or assist any other person, corporation, entity or group in taking any action it could not take individually under the terms of this Section 4.3.

         The preceding provisions of this Section 4.3 shall terminate in the event (i) any Person (defined below) or 13D Group (defined below) other than an Affiliate of Baxter) shall have commenced a tender offer for a majority of the outstanding shares of Common Stock (including any other outstanding voting securities) of Steritech or (ii) Steritech's Board of Directors (the "Board") shall determine to (A) approve any transaction set forth in clause (i) immediately preceding, (B) liquidate Steritech or sell all or substantially all of the assets of Steritech to


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COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS
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                                       20.
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another person, (C) approve a merger or consolidation of Steritech with any other person that would result in the voting securities of Steritech outstanding immediately prior thereto continuing to represent less than a majority of the combined voting power of the voting securities of Steritech or such surviving entity outstanding immediately after such merger or consolidation or (D) sell to any person a majority of Steritech's outstanding voting securities. In the event of any determination by the Board pursuant to the immediately preceding clause (ii), Steritech shall notify Baxter at least 15 days prior to the final approval of such transaction, and any such Board determination shall be conditioned upon the notification by Steritech of Baxter in compliance with this sentence. For purposes of this Section 4.3, a "13D Group" means any group formed for the purpose of acquiring, holding, voting or disposing of securities of Steritech that would be required under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the rules and regulations promulgated thereunder, to File a statement on Schedule 13D with the (United States Securities Exchange Commission) as a "Person" within the meaning of Section 13(d)(3) of the Exchange Act if such group beneficially owned sufficient securities to require such a filing. All of the provisions of this Section 4.3 shall be reinstated and shall apply in full force according to their terms in the event that: (x) if the preceding provisions of this. Section 4.3 shall have terminated as a result of a tender offer, such tender offer (as originally made or as extended or modified) shall have terminated (without closing) prior to the commencement of a tender offer by Baxter or any of its Affiliates that would have been permitted to be made pursuant to the preceding provisions of this paragraph as a result of such third-party tender offer, (y) any tender offer by Baxter or any of its Affiliates (as originally made or as extended or modified) that was permitted to be made pursuant to the preceding provisions of this paragraph shall have terminated (without closing), or (z) if the preceding provisions of this
Section 4.3 shall have terminated as a result of a Board determination referred to in the preceding clause (ii), the Board shall have determined not to take any of such actions (and no such transaction considered by the Board shall have closed) prior to the commencement of a tender offer by Baxter or any of its Affiliates that would have been permitted to be made pursuant to the preceding provisions of this paragraph as a result of the initial Board determination referred to in the preceding clause (ii), unless prior to such Board determination not to take any of such actions, any of the events described in the preceding clause (i) shall have occurred. Upon reinstatement of the provisions of this Section 4.3, the preceding provisions of this paragraph shall continue to govern (including, without limitation, those that provide for the termination of the preceding provisions of this Section 4.3) in the event that any of the evens described in the preceding clauses (i) or
(ii) shall occur. Upon the closing of any tender offer for, or acquisition by Baxter or its Affiliates of, any securities of Steritech or rights or options to acquire any such securities that would have been prohibited by the preceding provisions of this Section 4.3 but for the provisions of this paragraph, all provisions of this Section 4.3 shall terminate.

5.       SUPPLY OF STERITECH COMPOUND AND SYSTEM MANUFACTURING

         5.1 STERITECH RESPONSIBILITIES. Steritech shall at all times use commercially reasonable efforts to supply, or have supplied, Baxter's demand for the Steritech Compounds used in each System. The Parties shall agree in good faith upon a forecasting, order, supply and delivery mechanism for the Steritech compounds.


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COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS
AMENDED.

                                       21.
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         5.2 BAXTER RESPONSIBILITIES. Baxter shall be responsible for all aspects relating to scale-up, production, marketing and distribution of each System, but not including manufacturing of the Inactivation compound.

         5.3 INSTRUMENT PRODUCTION. Baxter shall tool and scale up the production model of any Instrument needed for each System. Baxter shall be responsible for production and manufacture of the Instrument and associated software of each System.

         5.4 SYSTEM SPECIFICATIONS. Baxter's manufacture of each System shall be in accordance with Systems Specifications as finally approved in writing by the Management Board. Any change in Systems Specifications must be approved in writing by the Management Board.

         5.5 STERITECH SPECIFICATIONS. Steritech shall supply Steritech Compounds in Bulk Form to Baxter to be used as a component of a System and Baxter shall obtain Steritech Compounds to meet its requirements of inactivation compounds for use in the Field from Steritech. Steritech Compounds shall meet the Specifications for Steritech Compounds as finally approved in writing by the Management Board. Any change in specifications for Steritech Compounds must be approved in writing by the Management Board.

         5.6 SOURCE OF SUPPLY. In the event Baxter recommends that Steritech change Steritech's source of raw materials or Steritech Compound because of actual or anticipated irregularity of supply, or failure to meet specifications and a viable alternative source of supply is available, Steritech will support Baxter in Steritech's obtaining such alternate source to the extent commercially reasonable.

         5.7 FAILURE OF STERITECH TO MEET BAXTER REQUIREMENTS. To the extent that Steritech cannot meet Baxter's requirements for Steritech Compound, Baxter shall be free to obtain Steritech Compound from a third party. Steritech agrees to provide the third party that Baxter selects with the necessary information and Steritech Know-How to allow the third party to make the Steritech Compound.

         5.8 SYSTEM IMPROVEMENTS. During the term of this Agreement, as approved by the Management Board, the Parties will cooperate in making improvements to each System to meet changing market needs. The costs for such System Improvements Inactivation Packages shall be budgeted by the Management Board and subject to cost sharing pursuant to Section 3.5 and shall be added to the Final Project Total Budget.

6.       MARKETING AND DISTRIBUTION RIGHTS: EXCLUSIVE DISTRIBUTION RIGHTS.

         6.1 COMMERCIALIZATION. Baxter shall use commercially reasonable efforts to market and sell Systems developed under this Agreement in those countries of the world in which the Management Board determines that such Systems should be marketed and sold.

         6.2 MEETINGS CONCERNING MARKETING. The Management Board shall meet from time-to-time to discuss and approve marketing strategies in order to optimize customer acceptance and effective promotion of the System. All final decisions regarding System marketing, distribution and pricing shall be made by the Management Board reasonably and in


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COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS
AMENDED.

                                       22.
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good faith. Baxter shall follow the strategies established by the Management
Board. In the event that any product is sold by Baxter for a price less than the price established by the Management Board for such product, for the purpose of computation of Net Sales, the product will be deemed to be sold at the price established by the Management Board.

         6.3 RESERVED RIGHT TO COMPETE. With the exception of psoralens or ALE compounds, Baxter expressly reserves the right to research, develop and market inactivation/decontamination products (expressly including inactivation/decontamination products which compete indirectly or directly with the Systems developed and marketed under this Agreement) which incorporate technology owned or licensed by Baxter, and/or third parties to make, use and sell such inactivation/decontamination products. Nothing herein shall be-interpreted to limit in any manner such right of Baxter. Baxter shall notify Steritech in writing if Baxter commences development internally or with a third party of a competing inactivation or decontamination product in a program in which Baxter has budgeted at least one million dollars ($1,000,000) in any twelve (12) month period of research and development expenses (or equity investment), acquires marketing rights to a competing inactivation or decontamination product or commences marketing of a competing inactivation or decontamination product, or riles an application for 510(k) or I.N.D., or foreign equivalent, for such a competing product.

         6.4 COMPETING PRODUCTS. In the event Baxter markets within a specific country or territory an inactivation/decontamination product that competes directly with a specific System developed under this Agreement, Baxter' s rights under this Agreement shall become co-exclusive with Steritech for the specific System in that specific country or territory only, allowing Steritech to market, sell and distribute the System itself within the Specific country or territory or, if Steritech chooses, through a single Approved Distributor (or Approved Distributors, so long as only one Approved Distributor is appointed per geographic region) within the specific country or territory. The sharing of Premium shall be adjusted according to Section 7.3.

         6.5 COMMENCEMENT, CESSATION OF MARKETING. If (a) according to the Management Board, Baxter (through its own efforts or those of its distributors) has not marketed a specific System within a specific country or territory following Market Launch within a reasonable time, but not less than one year nor more than three years from Market Launch, or (b)after commencement of marketing of a specific System in a particular country or territory, Baxter shall cease marketing (or be prevented from marketing by governmental action concerning Baxter) of such System in such country or territory in the manner required under this Agreement, Steritech shall have exclusive rights to market that specific System in that specific country or territory only, allowing Steritech to market, sell and distribute the System itself within the specific country or territory, or if Steritech chooses, through an Approved Distributor (or Approved Distributors, so long as only one Approved Distributor is appointed per geographic region) within the specific country or territory. The sharing of Premium shall be adjusted according to Section 7.3. If, according to the Management Board, Steritech (through its own efforts or those of its distributors) has failed to gain a sufficient market share for a particular System within a specific country or territory within three (3) years after Steritech has obtained marketing rights in such country or territory, or to gain or maintain sufficient market share in such country at any time thereafter, or has ceased marketing of a Specific System in any country or territory, Steritech's rights under this Agreement shall become co-exclusive with Baxter for


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BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE
COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

                                       23.
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that specific System in that specific country or territory, allowing Baxter to market, sell and distribute the System itself within the specific country or territory or, if Baxter chooses, through a single Approved Distributor (or Approved Distributors, so long as only one Approved Distributor is appointed per geographic region) within the specific country or territory.

         6.6 ACHIEVEMENT OF MARKET SHARE. If, according to the Management Board, Baxter (through its own efforts and those of its distributors) has not gained a sufficient market share for a particular System within a specific country or territory within three (3) years following Market Launch, or has not to gained or maintained sufficient market share in such country at any rime thereafter, Baxter' s rights under this Agreement shall become co-exclusive with Steritech for that specific System in that specific country or territory, allowing Steritech to market, sell and distribute the System itself within the specific country or territory or, if Steritech chooses, through a single Approved Distributor (or Approved Distributors, so long as only one Approved Distributor is appointed per geographic region) within the specific country or territory. The sharing of Premium shall be adjusted according to Section 7.3.

         6.7 SUPPLY OF BAXTER GOODS. Baxter shall provide the necessary Baxter disposables, Blood Pack Units(R), Instruments, or other components necessary for Steritech, or Steritech's Approved Distributor, to sell Systems under Sections 6.4, 6.5 and 6.6. Steritech shall forecast its needs for such Baxter disposables, apheresis kits, Blood Pack Unit(R), Instruments or other components under Sections 6.4, 6.5 and 6.6. Baxter's Cost of Goods/Base Revenue under this section shall be reimbursed under Section 7.3. Baxter shall not, however, be obligated to develop, reconfigure, modify, qualify or seek Regulatory approval for any disposables, apheresis kits, Blood Pack Units(R), Instruments or other components supplied to Steritech or Steritech's Approved Distributor under this Section.

         6.8 REQUALIFICATION. In the event Steritech obtains marketing rights under Section 6.5, 12 or 16, or in the event Baxter does not supply sufficient goods under Section 6.7 to meet Steritech's needs (without limiting Baxter's obligation to supply such goods) Steritech may, or may license third parties to, make, have made, use, sell and have sold products using the Steritech Compounds or under the Steritech Patents or Steritech Know-How, and under any patents or know-how under which Steritech is licensed pursuant to Section 8.5(b) hereof, for the use and in the particular country or countries for which Steritech has marketing rights, PROVIDED THAT such products are qualified for regulatory approval on Steritech's or such third party's own system.

         6.9 MANAGEMENT BOARD ACCESS TO AND REVIEW OF MARKETING AND DISTRIBUTION INFORMATION. A party marketing and distributing products under this Agreement will provide to the Management Board all information in such party's possession as the Management Board may reasonably require from time to time to review and make decisions concerning marketing and distribution, including without limitation breakdown and substantiation of any data provided pursuant to Section 13 of this Agreement. If the information requested of a party is information that is not normally collected by the party, and requires substantial additional expense of such party to collect and provide, such additional expense shall be borne equally by the parties.


[ *** ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

                                       24.
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7.       REVENUE SHARING.

         7.1 REVENUE SHARING PAYMENTS. In consideration of the Cooperative Development Work to be undertaken and other obligations set forth herein, the parties agree to share Net Sales as follows: Subject to the provisions of Sections 3.5, 3.7(a), 7.2, 7.3, 7.4, and 12, no later than sixty (60) days after the first and all subsequent calendar quarters following the Market hunch of the System, (a) Baxter shall pay to Steritech, with respect to Net Sales in such calendar quarter, a sum equal to: (1) Steritech's Cost of Goods/Base Revenue; and (2) fifty percent (50%) (or such other percentage is established pursuant to Section 3.5 hereof) of the Premium during such calendar quarter ("Revenue Sharing Payments"), and (b) Baxter shall retain for itself the balance of the proceeds of Net Sales of Systems shipped during such Calendar Quarter. On each such date a party that has received in such calendar quarter a royalty, license fee or other consideration for licensing r sublicensing rights hereunder shall pay to the other party the amount due to such party under Section 7.4. The Revenue Sharing Payments due and payable hereunder shall be computed for each calendar quarter in the currency in which the sale was made, but shall be definitively discharged by payment to Steritech in U.S. dollars converted from such currency using the average of spot rates for such currency for the last business day of the second and third months of such quarter and of the first month of the subsequent quarter, as quoted in the Wall Street Journal (or such other mutually agreeable financial publication of international circulation or rates published by Baxter's corporate treasury, if mutually agreed).

         7.2 BAXTER SOURCING STERITECH COMPOUNDS. In the event Baxter sources the Steritech compounds from an alternate source, Baxter shall retain for itself the Cost of Goods/Base Revenue for the Steritech Compounds in the Systems shipped during such calendar duration.

         7.3 STERITECH AS SELLER OF SYSTEMS. In the event Steritech, or an Approved Distributor appointed by Steritech, is the seller of the Systems under Sections 6.4, 6.5 or 6.6, Steritech shall retain for itself its Cost of Goods/Base Revenue, and the Marketing and Administrative Expenses, and pay to Baxter, Baxter's Cost of Goods/Base Revenue and the percentage of Premium received by each of the parties will equal the percentage contributed by such party to the sum of (a) cash contributed to the final Project Total Budget, PLUS
(b) Noncash Contribution to the Project, PROVIDED that for the purposes of computations under this Section, Baxter' s Noncash Contribution shall be reduced by (i) fifty percent (50%) if such sales are made pursuant to Section 6.4 or 6.6, or (ii) by seventy-five percent (75%) if such sales are made pursuant to
Section 6.5. In the event that Steritech purchases any components from Baxter, as provided in Section 6.7, Baxter's share of the Premium split shall be not less than fifty percent (50%) of Baxter's Cost of Goods for such components.

         7.4 LICENSING. In the event either Steritech (pursuant to Section 6.8 hereof) or Baxter (pursuant to Section 8.4 hereof) licenses or sublicenses a third party to rights arising under this Agreement, all royalties, license fees and other consideration received from such licensing or sublicensing (excluding research or development payments) shall be shared by the parties according to the percentage of the sum of (a) funding by each party in the Final Project Total Budget (or such lesser amount as shall have been expended by Baxter and Steritech to enable the parties to license or sublicense the rights hereunder and to comply with their development obligations under the license or sublicense agreement), PLUS (b) Noncash Contribution to such


[ *** ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

                                25.
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Project made by each party, PROVIDED that for the purposes of this Section,
Steritech's and Baxter' s Noncash Contributions will be equitably adjusted to reflect the relative contribution of Steritech Patents and Steritech Know-How and Baxter Patents and Baxter Know-How to the rights being licensed or sublicensed, but in all events Baxter's Noncash Contribution shall be reduced by not less than seventy-five percent (75%). Notwithstanding the foregoing, Steritech will not have any obligation to pay any royalty, license fee or other consideration with respect to any licensing by Steritech to third parties pursuant to the rights of Steritech under. Section 8.5(a) of this Agreement.

         7.5 DISTRIBUTOR SALES. In the event that either party sells Inactivation Packages or Integrated Inactivation Sets through a distributor, Net Sales shall be computed as set forth in paragraph (c) of the definition of Net Sales, and the Distributor Portion will not diminish the Revenue Sharing Payment receivable by the other party.

8.       PATENTS, KNOW-HOW, LICENSE GRANTS.

         8.1 STERITECH SOLE OWNERSHIP. Steritech shall own all Steritech Patents and Steritech Know-How.

         8.2 BAXTER SOLE OWNERSHIP. Baxter shall own all Baxter Patents and Baxter Know-How.

         8.3 JOINT PATENTS.

                  (a) Baxter shall own, and is hereby assigned, all Joint Patents specifically reading on materials and configuration of blood bags and associated tubes and connections, developed under this Agreement. Except as provided in Section 8.3(b), Steritech shall own, and is hereby assigned, all other Joint Patents, including without limitation Joint Patents reading on the compounds, and methods of using or removing compounds, developed under this Agreement.

                  (b) Steritech shall own, and is hereby assigned, all Joint Patents specifically reading on the illumination device elements of Instruments developed under this agreement, including hardware and software associated with the illumination device elements. Baxter shall own, and is hereby assigned, all Joint Patents specifically reading on all other elements of Instruments developed under this Agreement.

                  (c) Within the Field the panics shall use any Joint Patents solely for the development, sale or licensing of Systems pursuant to this Agreement.

         8.4 LICENSE. Subject to the terms and conditions of this Agreement, for Systems whose manufacture, use or sale is covered by a claim of a Steritech Licensed Patent, or which use Steritech Licensed Know-How, Steritech hereby grants Baxter an exclusive, paid-up, royalty free (except as provided herein) license, with the right to sublicense (if such sublicense is approved in advance by the Management Board), under Steritech Licensed Patents and Steritech Licensed Know-How to make, have made, sell or have sold such Systems, and to use such Systems solely for promotion and sale thereof, worldwide, solely for use in the Field. Notwithstanding the foregoing, for any country or territory where such marketing rights become co-exclusive or exclusive to Steritech pursuant to Sections 6.4, 6.5 or 6.6 of the Agreement, such


[ *** ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

                                    26.
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license shall automatically become co-exclusive with Steritech, or the rights shall revert exclusively to Steritech, as the case may be, for such country or territory. Except as set forth herein in Section, 5.7, such license shall exclude the right to make or have made Steritech Compounds. As to Steritech Compounds, such license shall be limited to the Steritech Compounds that are selected by the Management Board for a specific Project within the Field. Notwithstanding anything in .this Section or elsewhere in this Agreement, Baxter shall not have any license or distribution rights in or to any Steritech Patent or Steritech Know-How to the extent relating to (a) the inactivation of bacteria, viruses, parasites or other pathogens through use of compounds other than psoralens or ALE compounds, or (b) the [***] inactivation system development at Steritech, or (c) use outside the Field, except as provided in Section 8.6 of this Agreement.

         8.5      STERITECH RIGHTS.

                  (a) DECONTAMINATED PRODUCTS. Baxter and Steritech have previously entered into a letter agreement dated January 18, 1996 Re Non-Exclusive License for Plasma Derivatives a copy of which is attached hereto as Schedule D (the "Plasma Derivatives Letter"). Baxter and Steritech agree that the terms of the Plasma Derivatives Letter, rather than this Agreement, shall apply to all products in the Field where the product to be produced or sold is a decontaminated blood cell, Protein Preparation on, recombinant equivalent or blood component or other product, rather than a System containing a disposable Inactivation Package. The Plasma Derivatives letter will apply to such other products to the same extent and in the same manner as if such other products were expressly listed with plasma derivatives in the Plasma Derivatives Letter. Accordingly, the license set forth in Section 8 is subject to the exclusive right retained by Steritech in the Steritech Patents and Steritech Know-How to inactivate pathogens in such products and license others to inactivate pathogens in such products, including the right to make, have made, use and sell compounds and other components applicable to such inactivation process; PROVIDED THAT Steritech shall accord to Baxter the rights set forth in the Plasma Derivatives letter.

                  (b) OTHER. The license to Baxter set forth above is subject to the right retained by Steritech to grant licenses to third parties under Steritech Patents and Steritech Know-How, and exercise other rights, as provided in Section 6.8 of this Agreement. Baxter further grants to Steritech paid-up, royalty-free (except as provided herein) license, with right to sublicense (a) co-exclusive in the Field, to any Baxter Patents or Baxter Know-How developed in the course of the Cooperative Development Work, and (b) non-exclusive in the Field to any Baxter Patents or Baxter Know-How otherwise embodied or used within a System; solely for the purposes of granting licenses and exercising other rights pursuant to Section 6.8 or exercising Steritech's rights under Section 12 or 16 of this Agreement. The foregoing clause (b) shall exclude, however, any Baxter proprietary materials or Baxter proprietary configuration of blood bags and associated tubes and connections, or Baxter proprietary processes to manufacture any of the same, unless Baxter shall consent in writing to license of the same to Steritech.

         8.6 CROSS-LICENSE. Steritech hereby grants to Baxter, and Baxter hereby grants to Steritech, a worldwide, non-exclusive, paid-up, royalty-free license, with right to sublicense, to make, have made, and use, sell or have sold, outside the Field, products under any patents and know-how of the granting party used or embodied in any Instrument or in any compound


[ *** ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

                                       27.
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removal device developed under this Agreement. In addition, Baxter hereby grants to Steritech a worldwide, non-exclusive, paid-up, royalty-free (except as provided herein) license, with right to sublicense, under the Baxter Patents and Baxter Know-How to make, have made, and use, sell or have sold Instruments in connection with the exercise by Steritech of any rights under Sections 6.4, 6.5, 6.6, 6.7, 6.8, 8.5 or 12 of this Agreement in the event Baxter is unable to supply the same to Steritech at a cost to Steritech equal to or less than the cost from an alternative supplier.

         8.7 EXCLUDED PRODUCTS. The term EXCLUDED PRODUCT means any product in the Field that Baxter, in its sole discretion, specifically notifies Steritech in writing that Baxter has no interest in developing and marketing. In the event that Steritech proposes in writing a product for development under the Cooperative Development Work, Baxter will consider such proposal in good faith and will notify Steritech in writing if Baxter has no interest in developing and marketing such product in the reasonably foreseeable future. Notwithstanding any other provision of this Agreement, all rights and licenses hereunder as to any Excluded Product shall revert to Steritech, including without limitation the right to make, have made, and use, sell and have sold the Excluded Product. Steritech shall not have any obligation to account to Baxter for any proceeds from sale of any Excluded Product.

         8.8 NOTICE OF SOLE RIGHTS. After the Effective Date of this Agreement, a party asserting sole ownership of any patent rights or know-how in the Field developed pursuant to the Cooperative Development Work shall provide reasonable notice to the Management Board of its intention to seek patent protection or to assert proprietary interest in such Know-How. The Management Board shall have the right to a reasonable opportunity to review and comment on such assertions prior to patent applications being filed.

         8.9 OTHER AGREEMENTS. Steritech shall not terminate, alter or amend the terms of the following agreements in a manner that would limit Steritech's or Baxter's rights under this Agreement without the prior written approval of
Baxter: The Technology Transfer Agreement and the License Agreement between Steritech and HRI Research, Inc. each dated December 13, 1991. Baxter shall respond within thirty (30) days of receipt of written proposed changes to such agreements. Baxter's approval of proposed changes shall not be unreasonably withheld.

         8.10 REGULATORY FILES. Baxter and Steritech shall each have full access to all materials filed and correspondence with the FDA and other regulatory agencies in connection with the Cooperative Development Work and each System, and shall be entitled to use and rely on such materials with respect to any regulatory approvals for a product sought by either, whether or not such product relates to this Agreement. In the event that product registration is in the name of Baxter in any country and Steritech obtains marketing rights for such product in such country, then Baxter will, at Steritech's expense, cause the product to be co-registered in Steritech's name or take other steps so that Steritech may market and sell the product under such registration.

         8.11 RIGHTS UNDER GOVERNMENT-SPONSORED RESEARCH. Any licenses hereunder to any "subject invention," if any, as defined in 35 U.S.C. Section 201, shall be subject to the rights of the United States Government under 35 U.S.C. Section, 200 et seq.


[***] -- CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

                                     28.
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9.       PROSECUTION OF PATENT RIGHTS

         9.1 STERITECH PATENTS. Steritech shall have the right but no obligation to timely prepare, file, prosecute and maintain, under its exclusive control and at its expense, Steritech Patents.

         9.2 BAXTER PATENTS. Baxter shall have the right but no obligation to timely pare, file, prosecute and maintain, under its exclusive control and at its expense, Baxter patents.

         9.3 JOINT PATENTS. The party to whom a Joint Patent is assigned pursuant to Section 8.3 hereof shall employ counsel for the purpose of timely preparing, filing, prosecuting and maintaining the Joint Patents which are assigned to such party pursuant to such Section 8.3. The other party shall have the right to approve such counsel, which approval shall not be unreasonably withheld. Whenever possible, the parties shall file internationally under the Patent Cooperation Treaty and/or the European Patent Convention in order to minimize expenses. The reasonable expenses of preparing, filing, prosecuting and maintaining corresponding Joint Patents in the countries of the United States, Australia, Canada, the United Kingdom, Germany, Belgium, France, Italy, Netherlands, and Japan, and all other countries that are agreeable to Baxter and Steritech, as evidenced in writing shall be borne equally. Unless such other countries are agreed to by the parties in writing, such other country filings shall not be made. Baxter shall pay such patent expenses and will deduct Steritech's share of such expenses from Revenue Sharing Payments otherwise due Steritech.

         9.4 PRIOR ART; REVIEW AND COMMENT. Each party shall .cooperate with the other to ensure that all prior art that is pertinent to the examination of a Joint Patent is brought to the attention of the other party. The parties to this Agreement shall have the right to review and comment on substantive documents prepared in connection with the preparation, filing, prosecution and maintenance of the Joint Patents prior to the filing of such papers; however, such review and comment shall be performed expeditiously so as not to negatively affect patent rights.

         9.5 ELECTION NOT TO PAY EXPENSES. If either party elects for any reason not to pay its share of the reasonable expenses for a particular Joint Patent, then, at the option of the other party:

                  (a) the joint ownership of that nonpaying party under this Agreement with respect to that particular patent application or patent shall immediately terminate and the paying party shall exclusively own that particular patent or patent application, without affecting the nonpaying party's rights under all other patent applications and patents; or

                  (b) the application or patent shall be allowed to lapse.

         In the event the paying party elects option (a) above, the nonpaying party hereby agrees to execute documents necessary to transfer its interest in such patent or patent application to the paying party.


[ *** ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

                                     29.
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10.      TRADEMARKS.

         10.1 BAXTER TRADEMARKS. Steritech shall make no use of any Baxter trademark without the prior written approval by Baxter.

         10.2 STERITECH TRADEMARKS. Baxter shall include the Steritech name and mark (or successor name and mark) in a prominent manner on and on packaging, literature and promotional material and advertising for the System unless Baxter makes a good faith determination that the Steritech name cannot be used due to third party rights. Baxter shall, to the extent practical, provide to Steritech for review copies of all proposed uses of the Steritech name and mark and references to Steritech. At Steritech's reasonable request, Baxter shall refer to the Steritech Compounds by the Steritech trademark that Steritech indicates is appropriate. Baxter shall include on material bearing such trademarks an acknowledgment that such trademarks are the property of Steritech. If necessary in any market to maintain Steritech's rights in the Steritech trademarks, Baxter shall enter into a registered user agreement regulating its use of the Steritech trademarks. Except as provided in this Section, no rights to Steritech trademarks are hereby granted to Baxter.

11.      CONFIDENTIAL INFORMATION.

         11.1 CONFIDENTIALITY AGREEMENT. The use and disclosure of information designated by either party as confidential shall be governed by the attached Schedule E Confidentiality Agreement. The Schedule E Confidentiality Agreement shall survive termination of this Agreement.

         11.2 USE OF CONSULTANTS. The parties contemplate that from time to time during the term of this Agreement third party technical consultants may be employed by either party in connection with the development of Steritech Compounds or Systems. The parties agree that information designated as confidential may be disclosed to such consultants PROVIDED that the other party is given reasonable notice of the circumstances and nature of the intended disclosure and that the disclosure is limited to information necessary to enable the technical consultant to provide technical consulting services. The consultant will be required to sign an agreement committing the consultant to protect such confidential information.

12.      CESSATION OF COOPERATIVE DEVELOPMENT WORK.

         12.1 CESSATION. Either party may unilaterally cease all participation on a specific approved Project or all Cooperative Development Work under this Agreement upon ninety (90) days written notice of its intent. At any time thereafter, the party who did not unilaterally cease participation in the Cooperative Development Work shall have the right to proceed with the independent development of such System at its own expense. Should a party so proceed, the following terms and conditions shall apply:

                  (a) The Premium Sharing Formula in Section 7.1 will be adjusted. The Premium shall be split between the Parties based on the percentage of the sum of (i) Final Project Total Budget funded by each Party, PLUS
                           (ii) Noncash Contributions to the Project made by each party, adjusted as provided in clauses (b) and
                           (c) below. Such percentage being calculated


[ *** ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

                                    30.
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                           as follows: for purposes of this Section only, after
                           the cessation of funding by one Party, the funds provided by the other Party thereafter to support the Cooperative Development Work shall be considered doubled when calculating the Final Project Total Budget and the corresponding respective percentage funded by each Party. All funds provided by either Party prior to a Party's cessation shall be credited but not doubled.

                  (b) In the event that Steritech unilaterally ceases all participation, then at Baxter's election by written notice, all marketing rights and licenses of Steritech hereunder to the System(s) developed or being developed under such Project, or under the Development Work, as the case may be shall terminate, and Baxter shall source the Steritech Compounds from an alternative source with the cooperation of Steritech, and the Revenue Sharing Formula in Section
                           7.1 will be adjusted under Sections 7.2 and 12.1(a);

                  (c) In the event that Baxter unilaterally ceases all participation, then at Steritech's election by written notice, all marketing rights and licenses of Baxter to the System(s) developed or being developed under such Project, or under the Cooperative Development Work, as the case may be, shall terminate and Steritech shall have exclusive rights to market, sell and distribute such System throughout the world. Baxter shall provide the necessary Baxter disposables, apheresis kits. Blood Pack Units(R)or other components necessary for Steritech, or Steritech's Approved Distributor to sell Systems under Section 6.7. Revenue Sharing under Section 7.1 shall be adjusted under Sections 7.3, 7.4 and 12.l(a).

         12.2 CESSATION PAYMENT. In the event that either party gives notice Of unilateral cessation of participation on a specific approved Project or all Cooperative Development Work under this Agreement, such party shall, not later than twenty (20) days after the date of such notice, pay to the other party an amount equal to [***] period following the date of such cessation. Such cessation payment need not be applied by the receiving party to continuation of work on such Project or Cooperative Development Work. Neither party shall be entitled to give notice of unilateral cessation of participation on the Red Cell Project or the Fresh Frozen Plasma Project prior to January 1, 1998 or on any other Project prior to two years after the approval of the Management Board to commence the Project, PROVIDED, HOWEVER, that either party shall have the right to give notice of unilateral cessation of a Project prior to that date if such party conclude, reasonably and in good faith, based on an unambiguous, unsuccessful outcome in a critical test in the Project test protocol that there is no reasonable likelihood that the Project will attain Regulatory Approval.

13.      REPORTS.

         13.1 QUARTERLY SALES REPORTS. Each quarterly payment made under Section 7 shall be accompanied by a full and accurate accounting of all Net Sales of Systems by Baxter and Steritech, as the case may be, for the calendar quarter. Each such report shall include at least the


[ *** ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

                                      31.
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following information for each type of System separately as to each of the following regions: U.S., Europe, Japan, rest of world:

                  (a) The number of stand-alone Inactivation Packages and Integrated Inactivation Sets sold to third parties by Baxter or Steritech, as the case may be;

                  (b) The Net Sales, with a breakdown between Net Sales of stand-alone Inactivation Packages and Integrated Inactivations Sets;

                  (c) Cost of Goods/Base Revenue with a breakdown between stand-alone Inactivation Packages and Integrated Inactivation Sets;

                  (d) Computation of the Revenue Sharing Payment due to the other party.

                  (e) Customer published price lists for Systems; and

                  (f) Any deductions from Revenue Sharing Payments.

Each report shall include the certification of the party making the report attesting to the fact that the report is an accurate and complete accounting of all information required hereunder.

To the extent Baxter is unable to provide any such information when due, Baxter will provide to Steritech at such time Baxter's best estimates of such information, and will provide actual information as soon as it is available, PROVIDED, HOWEVER, that Baxter will, in any event, provide reports when due of actual Net Sales and Cost of Goods/Base Revenue.

         13.2 COST OF GOODS/BASE REVENUE. To the extent not provided under
Section 13.1 above, each party will furnish quarterly reports to the other party on such party's Cost of Goods/Base Revenue for components supplied by such party.

14.      BOOKS AND RECORDS.

         14.1 RECORDS. Baxter and Steritech shall keep full and accurate books of account containing all particulars that may be necessary for the purpose of calculating all amounts owing to either party. Books of account maintained by the parties shall be kept at their principal place of business. All such reports and data shall be open for inspection on a confidential basis at all reasonable times and either party may conduct at its own expense, once every year during normal business hours through an independent certified public accountant, an examination of the accounts contemplated above. If any audit shall show that the selling party underpaid amounts due under this Agreement herein as to the period subject of the audit, then the party which underpaid shall immediately pay to the other any such deficiency with interest thereon in o accordance with Section
14.3. If the underpayment shall exceed ten percent (10%) of the amount owed for any calendar year, the party underpaying shall also reimburse the other for costs related to such audit.

         14.2 RETENTION. Books and records required to be maintained by the parties hereunder shall be retained for at least two (2) years from the date of the payment to which they pertain.


[ *** ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

                                   32.

         14.3 INTEREST. All payments due hereunder that are not paid when due and payable hereunder shall bear interest at an annual rate equal to 4% (four percent) above the U.S. dollar reference rate ("prime rate") charged from time to time by Bank of America N.T. & S.A. from the date due until paid or at such lower rate as shall be the maximum rate permitted by law.

15.      TERM.

         This Agreement shall continue so long as any System is being developed or marketed under this Agreement, unless terminated earlier pursuant to Section 16.1, and PROVIDED that Cooperative Development Work may be earlier terminated pursuant to Section 12.1. Further, upon expiration of the agreement, except as otherwise provided herein, no Party shall be obligated to provide materials, disposables, Blood Pack Units(R), apheresis kits, delivery systems, Instruments and chemicals to the other Party. Upon termination of any Project by the Management Board or by mutual consent, all licenses hereunder shall terminate with respect to the subject matter of such Project (which shall not affect licenses with respect to any other Project). In the event that either party hereunder does not commence participation, or ceases participation, in the Cooperative Development work for the Red Blood Cell Project, other than pursuant to the proviso in the last sentence of Section 12.2, all licenses of such party under this Agreement shall terminate except such licenses as may be necessary or useful in connection with other then ongoing approved Projects. Any license under Section 8.6 hereof, however, shall survive any termination of this Agreement.

16.      BREACH.

         16.1 MATERIAL BREACH. Either party may terminate this Agreement for any material breach by the other party sixty (60) days after providing the other party with written details of the breach if the breach remains uncured at the end of the sixty (60) day notice period. Notwithstanding the preceding sentence, each party acknowledges that the ability of the other party to carry on the Cooperative Development work will be substantially adversely affected in the event that such party does not make payment when due to the other party. Accordingly, in the event of the failure to make any payments that are due and owing, or fund any equity purchase, a thirty (30) day notice period shall apply in lieu of such sixty (60) day notice period in the preceding sentence.

         16.2 RIGHTS ON TERMINATION. In the event of termination by either party as provided in Section 16.1, without limiting any other rights or remedies, such party shall have the rights provided for under Section 12 of the Agreement as if the other party had unilaterally ceased participation in the Cooperative Development Work.

17.      REPRESENTATIONS AND INDEMNITIES.

         17.1 STERITECH REPRESENTATIONS. Steritech represents and warrants that as of the Effective Date:

                  (a) It has granted no prior license or assignment of rights under the Steritech Patents in the Field.


[ *** ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

                                      33.

                  (b) There are no foreign or United States administrative, judicial or Patent and Trademark Office proceedings contesting the inventorship or ownership of any Steritech Patent;

                  (c) Neither the execution and delivery of this Agreement, nor the performance of the obligations of Steritech hereunder shall result in a violation, breach or event of default (or any event or condition which with notice or the passage of time or both would constitute an event of default) of or with respect to any agreement, mortgage, indenture or order of any court of competent jurisdiction binding upon Steritech or upon the property of Steritech;

                  (c) It is party to no contract materially adverse to the obligations undertaken and rights granted in this Agreement;

                  (e) The execution of this Agreement and delivery to Baxter does not conflict with the terms of any agreement to which Steritech is bound.

                  (f) The Technology Transfer Agreement and the License Agreement between Steritech and HRI Research, Inc. each dated December 13, 1991 are in full force and effect and are binding and enforceable in accordance with their terms.

                  (g) That Steritech has advised Baxter of any knowledge of any third party patent or Know-How that might be infringed by the incorporation of any Steritech Patent or Steritech Know-How likely to be embodied or used in a System; and

                  (h) Steritech is unaware of any technology not licensed to Baxter hereunder, that it believes would be necessary to optimally use the Steritech Compound.

         17.2 STERITECH INDEMNIFICATION - REPRESENTATIONS AND WARRANTIES. Steritech shall indemnify Baxter for any losses sustained or expenses incurred by Baxter as a result of a breach by Steritech of any of the foregoing representations and warranties.

         17.3 STERITECH INDEMNIFICATION - PRODUCTS. Steritech shall defend, indemnify and hold Baxter harmless from and against any and all claims, damages, liability, suits, actions and expenses, including reasonable attorney's fees, by reason of liability imposed by law upon Baxter resulting from the sale of Systems to the extent any such liability, expressly including, but not limited to products liability, arises from the failure to conform to Specifications for `Steritech Compounds incorporated into Systems; PROVIDED that Baxter shall give Steritech prompt written notice of such claim and Steritech shall have the right to defend such claim (Baxter having the right to participate in any such defense at Baxter's own expense).

         17.4 INSURANCE. Steritech shall, at its own expense, establish and at all times during the period from Market Launch until three (3) years after the last delivery of a System under this Agreement products liability insurance in an amount not less than $5,000,000 each occurrence combined single limit bodily injury and property damage, PROVIDED that such insurance is available on commercially reasonable terms. The insurance policy shall be endorsed to name Baxter as an additional insured and to provide for written notification to Baxter by the insurer not less than thirty (30) days prior to cancellation, non-renewal or material change. A certificate of insurance evidencing compliance with this section and referencing this Agreement shall be furnished to Baxter by Steritech within ten (10) days of Market Launch.

[ *** ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

                                    34.

         17.5 BAXTER REPRESENTATIONS. Baxter represents and warrants to Steritech that as of the Effective Date:

                  (a) It has granted no prior license or assignment of rights under the Baxter Patents that would materially impair its ability to develop, manufacture or sell Systems.

                  (b) There are no foreign or United States administrative, judicial or Patent and Trademark Office proceedings contesting the inventorship or ownership of any Baxter Patent that is likely to be embodied or used in a System.

                  (c) neither the execution and delivery of this Agreement, nor the performance of the obligations of Baxter hereunder shall result in a violation, breach or event of default (or any event or condition which with notice or the passage of time or both would constitute an event of default) of or with respect to any agreement, mortgage, indenture, or order of any court of competent jurisdiction binding upon Baxter or upon the property of Baxter.

                  (d) it is party to no contract materially adverse to the obligations undertaken in this Agreement.

                  (e) The execution of this Agreement and delivery to Steritech does not conflict with the terms of any agreement to which Baxter is bound.

                  (f) Baxter has no current agreements with other parties for systems for the inactivation of pathogens in FFP or Red Cells.

                  (g) Baxter has advised Steritech of any knowledge of any third party patent or know-how that might be infringed by the incorporation by Baxter of any Baxter Patent or Baxter Know-How likely to be embodied or used in a System.

                  (h) Baxter is unaware of any technology not licensed to Baxter it believes would be necessary to optimally use the Baxter Patents or Baxter Know-How in a System.

         17.6 BAXTER INDEMNIFICATION - REPRESENTATIONS AND WARRANTIES. Baxter shall indemnify Steritech for losses sustained or expenses incurred by Steritech as a result of a breach by Baxter of the foregoing representations and warranties.

         17.7 BAXTER INDEMNIFICATION-PRODUCTS. Baxter shall indemnify and hold Steritech harmless from and against any and all claims, damages, liability, suits actions and expenses, including reasonable attorney's fees, by reason of liability imposed by law upon Steritech resulting from the sale of Systems to the extent any such liability, including but not limited to product liability, arises from the failure of components of Systems by Baxter, excluding Instruments if manufactured by a third party (PROVIDED THAT Baxter shall contractually require any third-party manufacturer to indemnify Steritech to the full extent that Baxter is indemnified by such manufacturer), to conform to specifications; PROVIDED THAT Steritech shall give Baxter prompt written notice of such claim and Baxter shall have the right to defend such claim (Steritech having the right to participate in such defense at its own expense).


[ *** ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.


                                     35.

         17.8 BAXTER INSURANCE. In the event that the net worth of Baxter shall at any time be reduced to less than $2 billion U.S., Baxter shall, at its own expense, establish and at all times that such net worth is not maintained until three (3) years after the last delivery of a System under this Agreement maintain products liability insurance in an amount not less than $5,000,000 each occurrence combined single limit bodily injury and property damage, PROVIDED that such insurance is available on commercially reasonable terms. The insurance policy shall be endorsed to name Steritech as an additional insured and to provide for written notification to Steritech by the insurer not less than thirty (30) days prior to cancellation, non-renewal or material change. A certificate of insurance evidencing compliance with this section and referencing this Agreement shall be furnished to Steritech by Baxter within ten (10) days of the date that Baxter becomes obligated to establish such insurance.

18.      INFRINGEMENT.

         18.1 DEFENSE OF THIRD PARTY INFRINGEMENT SUITS. In the event that a third party shall sue either party alleging that the manufacture, use or sale of a System, or any part thereof, infringes. a patent of such third party, then the Management Board shall have the option to control the defense of such suit. The parties shall provide reasonable cooperation in the defense of such suit and furnish all evidence in their control. All attorneys' fees as well as any judgments, settlements, or damages payable with respect to such suit shall be. subject to cost sharing pursuant to Section 3.5 and shall be added to the Final Project Total Budget. Neither party shall enter into any settlement that materially affects the other party's rights or interests without such other party's prior written consent, which consent shall not be unreasonably withheld.

         18.2 THIRD PARTY PATENT EXPENSES. If the Management Board shall approve the payment to a third-party of Patent Royalty Payments with respect to the sale or use of a System or any portion thereof, then Baxter and Steritech shall bear the Patent Royalty Payment under such license proportionately to the Revenue Sharing Formula, and Baxter may deduct Steritech's share of such Patent Royalty Payment from Revenue Sharing Payments due to Steritech.

         18.3 SUITS FOR INFRINGEMENT BY OTHERS. In the event Baxter or Steritech becomes aware of any actual or threatened infringement of the Steritech Licensed Patents or the Steritech Licensed Know-How, or the Baxter Licensed Patents or Baxter Licensed Know-How, that party shall promptly notify the Management Board and the Management Board shall determine the most appropriate action to take. All expenses for pursuing such suit shall be subject to cost sharing. Any award in such suit shall be divided between the parties in proportion to the parties' relative combined cash contributions and Noncash Contributions to the product or process that is subject to the infringement.

In the event the accused product is not in competition with a System in the Field,

                  (a) Steritech alone may, in its sole discretion and at its expense, initiate and conduct an infringement action relating to alleged infringement of Steritech Patents or Steritech Know-How and keep any settlement or award which may be obtained.


[ *** ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.


                                     36.

                  (b) Baxter alone may, in its sole discretion and at its expense, initiate and conduct an infringement action relating to alleged infringement of Baxter Patents or Baxter Know-How and keep any settlement or award which may be obtained.

19.      GENERAL.

         19.1 ENTIRE AGREEMENT. (1) This Agreement and Schedules, (2) the attached Schedule E Confidentiality Agreement of even date, (3) each stock purchase agreement pursuant to Section 4.1 hereof, and (4) the Plasma Derivatives Letter contain the entire agreement between the parties relating to the subject matter hereof and all prior understandings, representations and warranties between the parties are superseded; PROVIDED, HOWEVER, that this Agreement does not Limit any agreement restricting disclosure or use of confidential or proprietary information previously entered into between the parties. None of the terms of this Agreement shall be deemed to be waived or amended by either party unless such a waiver or amendment specifically references this Agreement and is in Writing signed by the party to be bound. Nothing in this Agreement is intended to amend or modify the Platelet Agreement, except that this Agreement supersedes Sections 8.7 and 8.8 of such agreement, which provisions shall cease to be effective upon the execution and delivery of this Agreement.

         19.2 RELATIONSHIP OF PARTIES. Baxter acknowledges that it is not an agent of Steritech and has no authority to speak for, represent, or obligate Steritech in any way. Steritech acknowledges that it is not an agent of Baxter and has no authority to speak for, represent, or obligate Baxter in any way. This Agreement does not and shall not be deemed to create any relationship of a joint venture or a partnership.

         19.3 SENIOR BAXTER CONTACT. The senior Baxter contact of the purpose of administering this Agreement is President, Fenwal, One Baxter Parkway, Deerfield, Illinois 60015. At present, Kim Bush occupies this position.

         19.4 SENIOR STERITECH CONTACT. The senior Steritech contact for the purpose of administering this Agreement is the President of Steritech at the address first above written. At present, Mr. Stephen T. Isaacs occupies this position.

         19.5 SEVERABILITY. The parties do not intend to violate any public policy or statutory or common law. However, if any sentence, paragraph, clause or combination of this Agreement is in violation of any law or is found to be otherwise unenforceable by a court from which there is no appeal, or no appeal is taken, such sentence, paragraph, clause, or combination of the same shall be deleted and the remainder of this Agreement shall remain binding, PROVIDED that such deletion does not alter the basic structure of this Agreement. In such event, the parties shall renegotiate this Agreement in good faith, but should such negotiations not result in a new agreement with ninety (90) days of the initiation of such negotiations, then this Agreement may be terminated by either party by thirty (30) days notice to the other.

         19.6 FORCE MAJEURE. Any party shall be excused from the performance of its obligations under this Agreement and shall not be Liable for damages to the other if such performance is prevented by circumstances beyond its effective control. Such excuse from performance shall continue so long as the condition responsible for such excuse continues and


[ *** ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.


                                     37.

for a thirty (30) day period thereafter. For the purposes of this Agreement, circumstances beyond the control of a party which excuse that party from performance shall include, but shall not be limited to, acts of God, acts, regulations or laws of any government including currency controls, war, civil commotion, commandeer, destruction of facility or materials by fire, earthquake, storm or other casualty, labor disturbances, judgment or injunction of any court, epidemic, and failure of public utilities or common carrier.

         19.7 NOTICES. All notices and demands required or permitted to be given or made pursuant to this Agreement shall be in writing and shall be effective when personally given or made or when placed in an envelope and deposited in the United States mail postage prepaid, addressed as follows:

IF TO BAXTER:                           IF TO STERITECH, IN CARE OF:

General Counsel                         President and Chief Executive Officer
Baxter Healthcare Corporation           Steritech, Inc.
One Baxter Parkway                      2525 Stanwell Drive
Deerfield, Illinois 60015               Concord, California 94520

WITH A COPY TO:                         WITH A COPY TO:

Kim Bush President, Fenwal              Howard G. Irvine
Baxter Healthcare Corporation           Cooley, Godward, Castro, Hudson & Tatum
One Baxter Parkway                      One Maritime Plaza, 20th Floor
Deerfield, Illinois 60015,              San Francisco, California 9411l

or to such other address as to which either party may notify the other.

         19.8 BINDING. This Agreement shall be binding upon and inure to the benefit of the parties, their successors and assigns. This Agreement shall be assignable: (i) by either party without the consent of the other to any Affiliate of the party (an Affiliate being defined as any entity in which the party or its parent owns or controls directly or indirectly, forty percent (40%) or more of the voting securities); (ii) by either party with the written consent of the other, (iii) by either party without the consent of the other in connection with the purchase or other acquisition of substantially all the assets of its business to which this Agreement relates; or (iv) by either party in connection with a reincorporation under the laws of another state. Any attempted assignment which does not comply with the terms .of this Section shall be void.

         19.9 GOVERNING LAW. This Agreement is deemed to have been executed in and shall be governed by and construed according to the laws of the State of Illinois.

         19.10 VENUE. In the event that Baxter files suit against Steritech, it shall do so in, and hereby agrees to submit to, the jurisdiction of a court in U.S. District Court, N.D. California. In the event that Steritech files suit against Baxter, it shall do so in, and hereby agrees to submit to, the jurisdiction of the U.S. District Court N.D, Illinois.


[ *** ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.


                                     38.

         19.11 DISBURSEMENTS. Unless otherwise agreed between the parties, all disbursements from one party to another under this Agreement shall be paid on or before the due date by wire transfer to the bank account specified in writing by the party receiving the disbursement.

         IN WITNESS WHEREOF, this Agreement is signed by duly authorized representatives of each party as of the Effective Date.

BAXTER HEALTHCARE CORPORATION             STERITECH, INC.

By:      /s/ V. Schmitt                   By:      /s/ S. T. Isaacs
   -----------------------------------       -----------------------------------
         Victor Schmitt                            Stephen T. Isaacs

Title:   President, Venture Management    Title:   President

Date:    1 April 1996                     Date:    March 15, 1996
     ---------------------------------         ---------------------------------


[ *** ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.


                                     39.

                                   SCHEDULE A

                             INITIAL RED CELL BUDGET

                                    11 Pages




[ *** ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

                                RED CELL PROGRAM

                                 REVISED BUDGET
                                FEBRUARY 28, 1996

-----------------------------------------------------------------------------------------------------------------
                          1996                   1997                  1998                  1999
-----------------------------------------------------------------------------------------------------------------
                           FTE         $         FTE          $         FTE         $         FTE         $
-----------------------------------------------------------------------------------------------------------------
STERITECH R&D
Personnel                [***]       [***]     [***]         [***]    [***]       [***]     [***]       [***]
Out of Pocket                        [***]                   [***]                [***]                 [***]
Instrument                           [***]                   [***]                [***]                 [***]

-----------------------------------------------------------------------------------------------------------------
BAXTER R&D
Personnel                [***]       [***]     [***]         [***]    [***]       [***]     [***]       [***]
Out of Pocket                        [***]                   [***]                [***]                 [***]
Instrument                           [***]                   [***]                [***]                 [***]

-----------------------------------------------------------------------------------------------------------------
OUTSIDE
[***]                                [***]                   [***]                [***]                 [***]
[***]                                [***]                   [***]                [***]                 [***]
[***]                                [***]                   [***]                [***]                 [***]
[***]                                [***]                   [***]                [***]                 [***]
[***]                                [***]                   [***]                [***]                 [***]

-----------------------------------------------------------------------------------------------------------------
Total                                [***]                   [***]                [***]                 [***]
-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------
                          2000                   2001                    PROJECT TOTAL
------------------------------------------------------------------------------------------
                           FTE         $          FTE         $
------------------------------------------------------------------------------------------
STERITECH R&D
Personnel                [***]       [***]      [***]       [***]             [***]
Out of Pocket                        [***]                  [***]             [***]
Instrument                           [***]                  [***]             [***]

------------------------------------------------------------------------------------------
BAXTER R&D
Personnel                [***]       [***]      [***]       [***]             [***]
Out of Pocket                        [***]                  [***]             [***]
Instrument                           [***]                  [***]             [***]

------------------------------------------------------------------------------------------
OUTSIDE
[***]                                [***]                  [***]             [***]
[***]                                [***]                  [***]             [***]
[***]                                [***]                  [***]             [***]
[***]                                [***]                  [***]             [***]
[***]                                [***]                  [***]             [***]

------------------------------------------------------------------------------------------
Total                                [***]                  [***]             [***]
------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------

[ *** ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.


                                      1.

                 RED CELL BUDGET, 1996 PROJECTION: STERITECH R&D

--------------------------------------------------------------------------------------------------------
CATEGORY                       EXPLANATION                                               FTE/$
========================================================================================================
Out of Pocket                                                                                 [***]
--------------------------------------------------------------------------------------------------------

[***]                          [***]                                                          [***]
--------------------------------------------------------------------------------------------------------

Instrument                     [***]                                                          [***]
--------------------------------------------------------------------------------------------------------

[***]                          [***]                                                          [***]
--------------------------------------------------------------------------------------------------------

[***]                          [***]                                                          [***]
--------------------------------------------------------------------------------------------------------

[***]                          [***]                                                          [***]
--------------------------------------------------------------------------------------------------------

[***]                          [***]                                                          [***]
--------------------------------------------------------------------------------------------------------

Project Leader                 [***]                                                          [***]
========================================================================================================
                                                                                              [***]
TOTAL                                                                                         [***]
--------------------------------------------------------------------------------------------------------


[ *** ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.


                                      2.

                  RED CELL BUDGET, 1996 PROJECTION: BAXTER R&D

--------------------------------------------------------------------------------------------------------
CATEGORY                      EXPLANATION                                                FTE/$
========================================================================================================
Out of Pocket                                                                                 [***]
--------------------------------------------------------------------------------------------------------

Instrument                    [***]                                                           [***]
--------------------------------------------------------------------------------------------------------

[***]                         [***]                                                           [***]
--------------------------------------------------------------------------------------------------------

[***]                         [***]                                                           [***]
--------------------------------------------------------------------------------------------------------

Project Coordinator                                                                           [***]
========================================================================================================
                                                                                              [***]
TOTAL                                                                                         [***]
--------------------------------------------------------------------------------------------------------

               RED CELL BUDGET, 1996 PROJECTION: OUTSIDE EXPENSES

--------------------------------------------------------------------------------------------------------
CATEGORY                      EXPLANATION                                                  $
========================================================================================================
[***]                         [***]                                                           [***]
--------------------------------------------------------------------------------------------------------

[***]                         [***]                                                           [***]
--------------------------------------------------------------------------------------------------------

[***]                         [***]                                                           [***]
========================================================================================================
TOTAL                                                                                         [***]
--------------------------------------------------------------------------------------------------------


[ *** ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.


                                      3.

                 RED CELL BUDGET, 1997 PROJECTION: STERITECH R&D

---------------------------------------------------------------------------------------------------------
CATEGORY                       EXPLANATION                                                FTE/$
=========================================================================================================
Out of Pocket                                                                                  [***]
---------------------------------------------------------------------------------------------------------

[***]                          [***]                                                           [***]
---------------------------------------------------------------------------------------------------------

[***]                          [***]                                                           [***]
---------------------------------------------------------------------------------------------------------

[***]                          [***]                                                           [***]
---------------------------------------------------------------------------------------------------------

[***]                          [***]                                                           [***]
---------------------------------------------------------------------------------------------------------

[***]                          [***]                                                           [***]
---------------------------------------------------------------------------------------------------------

[***]                          [***]                                                           [***]
---------------------------------------------------------------------------------------------------------

Project Leader                                                                                 [***]
=========================================================================================================
                                                                                               [***]
TOTAL                                                                                          [***]
---------------------------------------------------------------------------------------------------------

* [Confidential Treatment Requested]

[ *** ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.


                                      4.

                  RED CELL BUDGET, 1997 PROJECTION: BAXTER R&D

---------------------------------------------------------------------------------------------------------
CATEGORY                       EXPLANATION                                                FTE/$
=========================================================================================================
Out of Pocket                                                                                  [***]
---------------------------------------------------------------------------------------------------------
Instrument                     [***]                                                           [***]
---------------------------------------------------------------------------------------------------------
[***]                          [***]                                                           [***]
---------------------------------------------------------------------------------------------------------
[***]                          [***]                                                           [***]
---------------------------------------------------------------------------------------------------------
Instrument                     [***]                                                           [***]
---------------------------------------------------------------------------------------------------------
[***]                          [***]                                                           [***]
---------------------------------------------------------------------------------------------------------
Other Technical                                                                                [***]
---------------------------------------------------------------------------------------------------------
Project Leader                                                                                 [***]
=========================================================================================================
                                                                                               [***]
TOTAL                                                                                          [***]
---------------------------------------------------------------------------------------------------------

               RED CELL BUDGET, 1997 PROJECTION: OUTSIDE EXPENSES

---------------------------------------------------------------------------------------------------------
CATEGORY                      EXPLANATION                                                  $
=========================================================================================================
[***]                         [***]                                                           [***]
---------------------------------------------------------------------------------------------------------
[***]                         [***]                                                           [***]
---------------------------------------------------------------------------------------------------------
[***]                         [***]                                                           [***]
=========================================================================================================
TOTAL                                                                                         [***]
---------------------------------------------------------------------------------------------------------

* [Confidential Treatment Requested]

[ *** ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.


                                      5.

                 RED CELL BUDGET, 1998 PROJECTION: STERITECH R&D

---------------------------------------------------------------------------------------------------------
CATEGORY                      EXPLANATION                                                FTE/$
=========================================================================================================
Out of Pocket                                                                                 [***]
---------------------------------------------------------------------------------------------------------
[***]                         [***]                                                           [***]
---------------------------------------------------------------------------------------------------------
[***]                         [***]                                                           [***]
---------------------------------------------------------------------------------------------------------
[***]                         [***]                                                           [***]
---------------------------------------------------------------------------------------------------------
[***]                         [***]                                                           [***]
---------------------------------------------------------------------------------------------------------
[***]                         [***]                                                           [***]
---------------------------------------------------------------------------------------------------------
[***]                         [***]                                                           [***]
---------------------------------------------------------------------------------------------------------
Project Leader                                                                                [***]
=========================================================================================================
                                                                                              [***]
TOTAL                                                                                         [***]
---------------------------------------------------------------------------------------------------------


[ *** ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.


                                      6.

                  RED CELL BUDGET, 1998 PROJECTION: BAXTER R&D

---------------------------------------------------------------------------------------------------------
CATEGORY                       EXPLANATION                                                FTE/$
=========================================================================================================
Out of Pocket                                                                                  [***]
---------------------------------------------------------------------------------------------------------
Instrument                     [***]                                                           [***]
---------------------------------------------------------------------------------------------------------
[***]                          [***]                                                           [***]
---------------------------------------------------------------------------------------------------------
Instrument                     [***]                                                           [***]
---------------------------------------------------------------------------------------------------------
[***]                          [***]                                                           [***]
---------------------------------------------------------------------------------------------------------
Other Technical                                                                                [***]
---------------------------------------------------------------------------------------------------------
Project Leader                                                                                 [***]
=========================================================================================================
                                                                                               [***]
TOTAL                                                                                          [***]
---------------------------------------------------------------------------------------------------------

               RED CELL BUDGET, 1998 PROJECTION: OUTSIDE EXPENSES

---------------------------------------------------------------------------------------------------------
CATEGORY                      EXPLANATION                                                  $
=========================================================================================================
[***]                         [***]                                                           [***]
---------------------------------------------------------------------------------------------------------
[***]                         [***]                                                           [***]
---------------------------------------------------------------------------------------------------------
[***]                         [***]                                                           [***]
---------------------------------------------------------------------------------------------------------
[***]                         [***]                                                           [***]
=========================================================================================================
TOTAL                                                                                         [***]
---------------------------------------------------------------------------------------------------------

[ *** ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.


                                      7.

                 RED CELL BUDGET, 1999 PROJECTION: STERITECH R&D

---------------------------------------------------------------------------------------------------------
CATEGORY                      EXPLANATION                                                FTE/$
=========================================================================================================
Out of Pocket                                                                                 [***]
---------------------------------------------------------------------------------------------------------
[***]                         [***]                                                           [***]
---------------------------------------------------------------------------------------------------------
[***]                         [***]                                                           [***]
---------------------------------------------------------------------------------------------------------
[***]                         [***]                                                           [***]
---------------------------------------------------------------------------------------------------------
[***]                         [***]                                                           [***]
---------------------------------------------------------------------------------------------------------
[***]                         [***]                                                           [***]
---------------------------------------------------------------------------------------------------------
Project Leader                                                                                [***]
=========================================================================================================
                                                                                              [***]
TOTAL                                                                                         [***]
---------------------------------------------------------------------------------------------------------


[ *** ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.


                                      8.

                  RED CELL BUDGET, 1999 PROJECTION: BAXTER R&D

---------------------------------------------------------------------------------------------------------
CATEGORY                       EXPLANATION                                                FTE/$
=========================================================================================================
Out of Pocket                                                                                  [***]
---------------------------------------------------------------------------------------------------------
Instrument                     [***]                                                           [***]
---------------------------------------------------------------------------------------------------------
[***]                          [***]                                                           [***]
---------------------------------------------------------------------------------------------------------
[***]                          [***]                                                           [***]
---------------------------------------------------------------------------------------------------------
Project Leader                                                                                 [***]
=========================================================================================================
                                                                                               [***]
TOTAL                                                                                          [***]
---------------------------------------------------------------------------------------------------------


               RED CELL BUDGET, 1999 PROJECTION: OUTSIDE EXPENSES

---------------------------------------------------------------------------------------------------------
CATEGORY                       EXPLANATION                                                  $
=========================================================================================================
[***]                          [***]                                                           [***]
---------------------------------------------------------------------------------------------------------
[***]                          [***]                                                           [***]
---------------------------------------------------------------------------------------------------------
[***]                          [***]                                                           [***]
---------------------------------------------------------------------------------------------------------
[***]                          [***]                                                           [***]
=========================================================================================================
TOTAL                                                                                          [***]
---------------------------------------------------------------------------------------------------------


[ *** ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.


                                      9.

                 RED CELL BUDGET, 2000 PROJECTION: STERITECH R&D

---------------------------------------------------------------------------------------------------------
CATEGORY                      EXPLANATION                                                FTE/$
=========================================================================================================
Out of Pocket                                                                                 [***]
---------------------------------------------------------------------------------------------------------
[***]                         [***]                                                           [***]
---------------------------------------------------------------------------------------------------------
[***]                         [***]                                                           [***]
---------------------------------------------------------------------------------------------------------
[***]                         [***]                                                           [***]
---------------------------------------------------------------------------------------------------------
Project Leader                                                                                [***]
=========================================================================================================
                                                                                              [***]
TOTAL                                                                                         [***]
---------------------------------------------------------------------------------------------------------

                  RED CELL BUDGET, 2000 PROJECTION: BAXTER R&D

---------------------------------------------------------------------------------------------------------
CATEGORY                      EXPLANATION                                                FTE/$
=========================================================================================================
Out of Pocket                                                                                 [***]
---------------------------------------------------------------------------------------------------------
[***]                         [***]                                                           [***]
---------------------------------------------------------------------------------------------------------
[***]                         [***]                                                           [***]
=========================================================================================================
                                                                                              [***]
TOTAL                                                                                         [***]
---------------------------------------------------------------------------------------------------------


[ *** ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.


                                      10.

               RED CELL BUDGET, 2000 PROJECTION: OUTSIDE EXPENSES

---------------------------------------------------------------------------------------------------------
CATEGORY                      EXPLANATION                                                  $
=========================================================================================================
[***]                         [***]                                                           [***]
---------------------------------------------------------------------------------------------------------
[***]                         [***]                                                           [***]
=========================================================================================================
TOTAL                                                                                         [***]
---------------------------------------------------------------------------------------------------------

                  RED CELL BUDGET, 2001 PROJECTION: BAXTER R&D

---------------------------------------------------------------------------------------------------------
CATEGORY                      EXPLANATION                                                FTE/$
=========================================================================================================
Out of Pocket                                                                                 [***]
---------------------------------------------------------------------------------------------------------
Instrument                    [***]                                                           [***]
---------------------------------------------------------------------------------------------------------
Technical Support             [***]                                                           [***]
=========================================================================================================
                                                                                              [***]
TOTAL                                                                                         [***]
---------------------------------------------------------------------------------------------------------


[ *** ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.


                                      11.

                                   SCHEDULE B

                             INITIAL S59 FFP BUDGET

                                    11 Pages





[ *** ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

                                   FFP PROGRAM

                                 REVISED BUDGET
                                FEBRUARY 28, 1996



------------------------------------------------------------------------------------------------------------------------------------
                 1996               1997                  1998                  1999                  2000             PROJECT TOTAL
------------------------------------------------------------------------------------------------------------------------------------
                  FTE       $       FTE          $         FTE         $         FTE         $         FTE        $
------------------------------------------------------------------------------------------------------------------------------------
STERITECH R&D
Personnel       [***]     [***]   [***]        [***]     [***]       [***]     [***]       [***]     [***]      [***]       [***]
Out of Pocket             [***]                [***]                 [***]                 [***]                [***]       [***]
                                                                                                                            [***]
------------------------------------------------------------------------------------------------------------------------------------
BAXTER R&D
Personnel       [***]     [***]   [***]        [***]     [***]       [***]     [***]       [***]     [***]      [***]       [***]
Out of Pocket             [***]                [***]                 [***]                 [***]                [***]       [***]
Instrument                [***]                [***]                 [***]                 [***]                [***]       [***]
------------------------------------------------------------------------------------------------------------------------------------
OUTSIDE
[***]                     [***]                [***]                 [***]                 [***]                [***]       [***]
[***]                     [***]                [***]                 [***]                 [***]                [***]       [***]
[***]                     [***]                [***]                 [***]                 [***]                [***]       [***]
[***]                     [***]                [***]                 [***]                 [***]                [***]       [***]
------------------------------------------------------------------------------------------------------------------------------------
Total                     [***]                [***]                 [***]                 [***]                [***]       [***]
------------------------------------------------------------------------------------------------------------------------------------


[ *** ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

                   FFP BUDGET, 1996 PROJECTION: STERITECH R&D

--------------------------------------------------------------------------------------------------------
CATEGORY                      EXPLANATION                                                FTE/$
========================================================================================================
Out of Pocket                 [***]                                                           [***]
--------------------------------------------------------------------------------------------------------
[***]                         [***]                                                           [***]
--------------------------------------------------------------------------------------------------------
[***]                         [***]                                                           [***]
--------------------------------------------------------------------------------------------------------
[***]                         [***]                                                           [***]
--------------------------------------------------------------------------------------------------------
[***]                         [***]                                                           [***]
--------------------------------------------------------------------------------------------------------
[***]                         [***]                                                           [***]
--------------------------------------------------------------------------------------------------------
[***]                         [***]                                                           [***]
========================================================================================================
                                                                                              [***]
TOTAL                                                                                         [***]
--------------------------------------------------------------------------------------------------------


[ *** ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.


                                      2.

                     FFP BUDGET, 1996 PROJECTION: BAXTER R&D

------------------------------ ------------------------------------------------ ------------------------
CATEGORY                       EXPLANATION                                               FTE/$
============================== ================================================ ========================
Out of Pocket                  [***]                                                          [***]
------------------------------ ------------------------------------------------ ------------------------
[***]                          [***]                                                          [***]
------------------------------ ------------------------------------------------ ------------------------
[***]                          [***]                                                          [***]
------------------------------ ------------------------------------------------ ------------------------
[***]                          [***]                                                          [***]
------------------------------ ------------------------------------------------ ------------------------
Project Leader                 [***]                                                          [***]
============================== ================================================ ========================
                                                                                              [***]
TOTAL                                                                                         [***]
------------------------------ ------------------------------------------------ ------------------------

                  FFP BUDGET, 1996 PROJECTION: OUTSIDE EXPENSES

----------------------------- ------------------------------------------------- ------------------------
CATEGORY                      EXPLANATION                                                  $
============================= ================================================= ========================
[***]                         [***]                                                           [***]
----------------------------- ------------------------------------------------- ------------------------
[***]                         [***]                                                           [***]
============================= ================================================= ========================
TOTAL                                                                                         [***]
----------------------------- ------------------------------------------------- ------------------------


[ *** ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.


                                      3.

                   FFP BUDGET, 1997 PROJECTION: STERITECH R&D

------------------------------ ------------------------------------------------ ------------------------
CATEGORY                       EXPLANATION                                               FTE/$
============================== ================================================ ========================
Out of Pocket                  [***]                                                          [***]
------------------------------ ------------------------------------------------ ------------------------
[***]                          [***]                                                          [***]
------------------------------ ------------------------------------------------ ------------------------
[***]                          [***]                                                          [***]
------------------------------ ------------------------------------------------ ------------------------
[***]                          [***]                                                          [***]
------------------------------ ------------------------------------------------ ------------------------
[***]                          [***]                                                          [***]
------------------------------ ------------------------------------------------ ------------------------
[***]                          [***]                                                          [***]
------------------------------ ------------------------------------------------ ------------------------
[***]                          [***]                                                          [***]
------------------------------ ------------------------------------------------ ------------------------
[***]                          [***]                                                          [***]
------------------------------ ------------------------------------------------ ------------------------
Project Leader                 [***]                                                          [***]
============================== ================================================ ========================
                                                                                              [***]
TOTAL                                                                                         [***]
------------------------------ ------------------------------------------------ ------------------------

[ *** ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.


                                    4.

                     FFP BUDGET, 1997 PROJECTION: BAXTER R&D

----------------------------- ------------------------------------------------- ------------------------
CATEGORY                      EXPLANATION                                                FTE/$
============================= ================================================= ========================
Out of Pocket                                                                          [***]
----------------------------- ------------------------------------------------- ------------------------
[***]                         [***]                                                           [***]
----------------------------- ------------------------------------------------- ------------------------
[***]                         [***]                                                           [***]
----------------------------- ------------------------------------------------- ------------------------
[***]                         [***]                                                           [***]
                                                                                              [***]
----------------------------- ------------------------------------------------- ------------------------
Project Leader                [***]                                                           [***]
============================= ================================================= ========================
                                                                                              [***]
TOTAL                                                                                         [***]
----------------------------- ------------------------------------------------- ------------------------


                  FFP BUDGET, 1997 PROJECTION: OUTSIDE EXPENSES

----------------------------- ------------------------------------------------- ------------------------
CATEGORY                      EXPLANATION                                                  $
============================= ================================================= ========================
[***]                         [***]                                                           [***]
----------------------------- ------------------------------------------------- ------------------------
[***]                         [***]                                                           [***]
----------------------------- ------------------------------------------------- ------------------------
[***]                         [***]                                                           [***]
============================= ================================================= ========================
TOTAL                                                                                         [***]
----------------------------- ------------------------------------------------- ------------------------

[ *** ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.


                                         5.

                   FFP BUDGET, 1998 PROJECTION: STERITECH R&D

------------------------------- -------------------------------------------------- ---------------------
CATEGORY                        EXPLANATION                                               FTE/$
=============================== ================================================== =====================
Out of Pocket                   [***]                                                         [***]
------------------------------- -------------------------------------------------- ---------------------
[***]                           [***]                                                         [***]
------------------------------- -------------------------------------------------- ---------------------
[***]                           [***]                                                         [***]
------------------------------- -------------------------------------------------- ---------------------
[***]                           [***]                                                         [***]
------------------------------- -------------------------------------------------- ---------------------
[***]                           [***]                                                         [***]
------------------------------- -------------------------------------------------- ---------------------
[***]                           [***]                                                         [***]
------------------------------- -------------------------------------------------- ---------------------
Project Leader                  [***]                                                         [***]
=============================== ================================================== =====================
                                                                                              [***]
TOTAL                                                                                         [***]
------------------------------- -------------------------------------------------- ---------------------

[ *** ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.


                                       6.

                     FFP BUDGET, 1998 PROJECTION: BAXTER R&D

----------------------------- ------------------------------------------------- ------------------------
CATEGORY                      EXPLANATION                                                FTE/$
============================= ================================================= ========================
Out of Pocket                 [***]                                                           [***]
----------------------------- ------------------------------------------------- ------------------------
[***]                         [***]                                                           [***]
----------------------------- ------------------------------------------------- ------------------------
[***]                         [***]                                                           [***]
                                                                                              [***]
----------------------------- ------------------------------------------------- ------------------------
Project Leader                [***]                                                           [***]
============================= ================================================= ========================
                                                                                              [***]
TOTAL                                                                                         [***]
----------------------------- ------------------------------------------------- ------------------------


                  FFP BUDGET, 1998 PROJECTION: OUTSIDE EXPENSES

----------------------------- ------------------------------------------------- ------------------------
CATEGORY                      EXPLANATION                                                  $
============================= ================================================= ========================
[***]                         [***]                                                           [***]
----------------------------- ------------------------------------------------- ------------------------
[***]                         [***]                                                           [***]
============================= ================================================= ========================
TOTAL                                                                                         [***]
----------------------------- ------------------------------------------------- ------------------------

[ *** ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.


                                      7.

                   FFP BUDGET, 1999 PROJECTION: STERITECH R&D

----------------------------- ------------------------------------------------- ------------------------
CATEGORY                      EXPLANATION                                                FTE/$
============================= ================================================= ========================
Out of Pocket                 [***]                                                           [***]
----------------------------- ------------------------------------------------- ------------------------
[***]                         [***]                                                           [***]
----------------------------- ------------------------------------------------- ------------------------
[***]                         [***]                                                           [***]
----------------------------- ------------------------------------------------- ------------------------
[***]                         [***]                                                           [***]
============================= ================================================= ========================
                                                                                              [***]
TOTAL                                                                                         [***]
----------------------------- ------------------------------------------------- ------------------------

[ *** ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.


                                      8.

                     FFP BUDGET, 1999 PROJECTION: BAXTER R&D

----------------------------- ------------------------------------------------- ------------------------
CATEGORY                      EXPLANATION                                                FTE/$
============================= ================================================= ========================
Out of Pocket                 [***]                                                           [***]
----------------------------- ------------------------------------------------- ------------------------
[***]                         [***]                                                           [***]
----------------------------- ------------------------------------------------- ------------------------
[***]                         [***]                                                           [***]
----------------------------- ------------------------------------------------- ------------------------
[***]                         [***]                                                           [***]
----------------------------- ------------------------------------------------- ------------------------
Project Leader                [***]                                                           [***]
============================= ================================================= ========================
                                                                                              [***]
TOTAL                                                                                         [***]
----------------------------- ------------------------------------------------- ------------------------

                  FFP BUDGET, 1999 PROJECTION: OUTSIDE EXPENSES

----------------------------- ------------------------------------------------- ------------------------
CATEGORY                      EXPLANATION                                                  $
============================= ================================================= ========================
[***]                         [***]                                                           [***]
============================= ================================================= ========================
TOTAL                                                                                         [***]
----------------------------- ------------------------------------------------- ------------------------

[ *** ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.


                                        9.

                   FFP BUDGET, 2000 PROJECTION: STERITECH R&D

----------------------------- ------------------------------------------------- ------------------------
CATEGORY                      EXPLANATION                                                FTE/$
============================= ================================================= ========================
Out of Pocket                 [***]                                                           [***]
----------------------------- ------------------------------------------------- ------------------------
[***]                         [***]                                                           [***]
----------------------------- ------------------------------------------------- ------------------------
Project Leader                [***]                                                           [***]
============================= ================================================= ========================
                                                                                              [***]
TOTAL                                                                                         [***]
----------------------------- ------------------------------------------------- ------------------------

[ *** ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.


                                       10.

                     FFP BUDGET, 2000 PROJECTION: BAXTER R&D

----------------------------- ------------------------------------------------- ------------------------
CATEGORY                      EXPLANATION                                                FTE/$
============================= ================================================= ========================
[***]                         [***]                                                           [***]
----------------------------- ------------------------------------------------- ------------------------
[***]                         [***]                                                           [***]
----------------------------- ------------------------------------------------- ------------------------
Project Leader                [***]                                                           [***]
============================= ================================================= ========================
                                                                                              [***]
TOTAL                                                                                         [***]
----------------------------- ------------------------------------------------- ------------------------


                  FFP BUDGET, 2000 PROJECTION: OUTSIDE EXPENSES

----------------------------- ------------------------------------------------- ------------------------
CATEGORY                      EXPLANATION                                                [***]
============================= ================================================= ========================
[***]                         [***]                                                           [***]
============================= ================================================= ========================
TOTAL                                                                                         [***]
----------------------------- ------------------------------------------------- ------------------------

[ *** ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.


                                    11.

                                   SCHEDULE C

                   [...***...] INTERIM DETERMINATION CRITERIA



The results of the [***] will be evaluated on an interim basis. [***] will be evaluated. In accord with the [***] each will have received a [***] of the specified [***] (should such [***] be specified in the [***]). [***] following [***] will be compared. The definition of a successful outcome is defined as a [***] to the mean reference product corrected count increments. [***] values shall be at least [***]













[ *** ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

                                   SCHEDULE D

                            PLASMA DERIVATIVES LETTER















[ *** ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

      Kim C. Bush         Baxter Healthcare Corporation     Phone:  708.270.4110
      President           Route 120 and Wilson Road           Fax:  708.270.3855
      Fenwal Division     Round Lake, Illinois 60073
      Biotech Group


                                   SCHEDULE D
BAXTER



January 18, 1996

Mr. Stephen T. Isaacs
President and CEO
Steritech, Inc.
2525 Stanwell Drive
Suite 300
Concord, CA  94520

RE:      [***]

Dear Steve:

Thank you for your letter of December 26, 1995 discussing the rescission of your Notice dated November 10, 1995. As we discussed on several occasions, Baxter is [***] It has always been the position of Baxter that the Steritech decontamination technology would be [***] With this in mind, this letter confirms the agreement of Baxter and Steritech that:

(i) Steritech is entitled to negotiate and enter into agreements with third parties for the development and/or licensing to such third parties of [***] free of any rights of Baxter and without obligation to Baxter, except as set forth in clause (ii) below.

(ii) In those cases where Steritech licenses [***] other than Baxter, Steritech shall, at Baxter's written request, license such Steritech technology to Baxter for such product on terms no less favorable than the terms received by such other manufacturer.

Steritech will notify Baxter of the names of the third-party manufacturers with whom Steritech is negotiating for licenses to Steritech's [***]

This letter agreement supersedes [***] of the Development Manufacturing and Marketing Agreement between Steritech and Baxter, dated as of December 10, 1993, insofar as such section concerns [***] (For the purposes of this letter, the term [***] used in such section.)

Upon the execution and delivery by Steritech of this letter where indicated below, the Notice dated November 10, 1996 is rescinded.

Sincerely,

/s/ Kim C. Bush

Kim C. Bush
President, Fenwal Division
Biotech Group


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BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE
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AMENDED.

Mr. Stephen T. Isaacs
January 18, 1996
Page 2



AGREED AS SET FORTH ABOVE

Steritech, Inc.



By:  /s/ Stephen Isaacs
     ---------------------------------------
         Stephen T. Isaacs
         President















[ *** ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

                                   SCHEDULE E

                            CONFIDENTIALITY AGREEMENT

         THIS AGREEMENT, made on March 18, 1996 with respect to the Development, Manufacturing and Marketing Agreement ("Agreement") between Baxter and Steritech dated as of April 1, 1996 between STERITECH, INC. ("Steritech"), having a principal place of business at 2525 Stanwell Drive, Concord, California and BAXTER HEALTHCARE CORPORATION ("Baxter"), a corporation having a principal place of business at One Baxter Parkway, Deerfield, Illinois 60015, to assure the protection and preservation of Proprietary Information disclosed or to be disclosed or made available to each other in connection with the Agreement.

         WHEREAS, the parties have entered into a development, manufacturing and marketing collaboration pursuant to the Agreement;

         WHEREAS, the parties desire to assure the confidential status of the information which may be disclosed to each other in connection with the Agreement;

         NOW, THEREFORE, in reliance upon and in consideration of the following undertakings, the parties agree as follows:

         1. All information disclosed to the other party shall be deemed to be "Proprietary Information." In particular, Proprietary Information shall be deemed to include any information, process, techniques, algorithm, program, design, drawing, formula or test data relating to any research project, work in progress, future development, engineering, manufacturing, marketing, servicing, financing or personnel matter relating to the disclosing party, its present or future products, sales, suppliers, clients, customers, employees, investors, or business. Any Proprietary Information outside the scope of the Agreement shall be identified by the disclosing party in writing and marked "Confidential" or if such Proprietary Information is disclosed orally, within 30 days after such disclosure the Proprietary Information shall be reduced to writing and marked "Confidential" by the disclosing party and such writing forwarded to the receiving party.

         2. The term "Proprietary Information" shall not be deemed to include information which: (i) is now, or hereafter becomes, through no act or failure to act on the part of the receiving party, generally known or available; (ii) is known by the receiving party at the time of receiving such information as evidenced by its records; (iii) is furnished to the receiving party by a third party whom the receiving party believes has a right to disclose such information; (iv) is independently developed by the receiving party without any breach of this Confidentiality Agreement; and (v) is the subject of a written permission to disclose provided by the disclosing party.

         3. Each party shall maintain in trust and confidence and not disclose to any third party or use for any unauthorized purpose any Proprietary Information received from the other party. However, each party may disclose Proprietary Information to its affiliates who are bound by this Agreement (affiliates include: any company owning 40% or more of a party, or a subsidiary of the party, or a subsidiary of a party owning 40% or more of the party). Each party may use such Proprietary Information only to the extent required under the Agreement.



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BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE
COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

         4. The responsibilities of the parties with respect to the Proprietary Information are limited to using the same degree of care used to protect their own Proprietary Information from unauthorized use or disclosure. Both parties shall advise their employees or agents who might have access to such Proprietary Information of the confidential nature thereof.

         5. This Confidentiality Agreement shall continue in full force and effect for so long as the parties continue to exchange Proprietary Information under the Agreement. The termination of the Agreement shall not relieve either party of the obligations imposed by this Confidentiality Agreement with respect to Proprietary Information disclosed prior to the effective date of such termination, which obligations shall survive the termination of the Agreement for a period of two (2) years from the date of disclosure.

         6. Each party hereby acknowledges and agrees that in the event of any breach of this Confidentiality Agreement by the other party, including, without limitation, the actual or threatened disclosure of a disclosing party's Proprietary Information without the prior express written consent of the disclosing party, the disclosing party will suffer an irreparable injury, such that no remedy at law will afford it adequate protection against, or appropriate compensation for such injury. Accordingly, each party hereby agrees that the other party shall be entitled to any injunctive relieve as may be granted by a court of competent jurisdiction.

AGREED TO:                                   AGREED TO:

STERITECH, INC.                              BAXTER HEALTHCARE CORPORATION



By:  Stephen T. Isaacs                       By:  Kim Bush
     President                                    President, Fenwal Division





[ *** ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

                                   SCHEDULE F

                          BAXTER PARTICIPATION IN 1996



   RED CELL                                                                                 ESTIMATED FTES
      1.         Consult on [***]                                                                [***]

      2.         Consult on [***]                                                                [***]

      3.         Consult on [***]                                                                [***]

FRESH FROZEN PLASMA

      1.         Consultants to review and comment on [***]                                       TBD

      2.         [***] Baxter-I.V. Systems and/or Baxter Fenwal Europe will consult              [***]

      3.         Disposable/Device - Final phase development of a disposable for use             [***]
                 in toxicology and clinical trials.  Ongoing production of bags for use in [***] work/toxicology trials/clinical trials

      4.         [***] - Development and validation of [***]                                     [***]





[ *** ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

                                   SCHEDULE G

                            STOCK PURCHASE AGREEMENT





                                    SEE TAB 2








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BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE
COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.